SUB-ITEM 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                              INVESCO LEISURE FUND


A Special Meeting of Shareholders of INVESCO Leisure Fund, a portfolio of AIM Sector Funds (formerly INVESCO Sector Funds, Inc. and AIM Sector Funds, Inc.), ("Company",) a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

Directors Elected

(1)*  Bob R. Baker          Albert R. Dowden         Robert H. Graham       Ruth H. Quigley
      Frank S. Bayley       Edward K. Dunn, Jr.      Gerald J. Lewis        Louis S. Sklar
      James T. Bunch        Jack M. Fields           Prema Mathai-Davis     Larry Soll, Ph.D.
      Bruce L. Crockett     Carl Frischling          Lewis F. Pennock       Mark H. Williamson

                                                                                                    Votes            Withheld/
Matter                                                                        Votes For            Against           Abstentions
------                                                                        ---------            -------           -----------
(2)      Approval of a new Investment Advisory Agreement with
         A I M Advisors, Inc..................................................13,601,333           445,789              408,506

(3)      To approve a new Sub-Advisory Agreement between
         A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc...........13,694,276
                                                                                                   464,259              297,093

(4)*     Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the
         dissolution of Company as a Maryland corporation....................145,562,378         6,474,482           36,199,179**

For a more detailed description of the proposal that was submitted to the shareholders, please see the attached proxy statement (attached hereto as Attachment A).

--------------------------
* Proposal required approval by a combined vote of all the portfolios of AIM Sector Funds.
** Includes Broker Non-Votes

                                                                   ATTACHMENT A

             INVESCO COMBINATION                         INVESCO STOCK FUNDS, INC.
           STOCK & BOND FUNDS, INC.                        INVESCO DYNAMICS FUND
           INVESCO CORE EQUITY FUND                     INVESCO MID-CAP GROWTH FUND
          INVESCO TOTAL RETURN FUND                  INVESCO SMALL COMPANY GROWTH FUND
                                                         INVESCO S&P 500 INDEX FUND

              INVESCO COUNSELOR                             INVESCO TREASURER'S
              SERIES FUNDS, INC.                             SERIES FUNDS, INC.
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                                INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

          INVESCO SECTOR FUNDS, INC.
             INVESCO ENERGY FUND
       INVESCO FINANCIAL SERVICES FUND
     INVESCO GOLD & PRECIOUS METALS FUND
         INVESCO HEALTH SCIENCES FUND
             INVESCO LEISURE FUND
           INVESCO TECHNOLOGY FUND
            INVESCO UTILITIES FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations. In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds and the retail AIM Funds.

     As a result of this integration initiative, the independent directors of your Board of Directors believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as directors.

     As part of the integration initiative, AMVESCAP PLC has also recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund. Also, for each Fund except INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, your Board has approved a proposed sub-advisory agreement under which INVESCO Institutional (N.A.), Inc., an affiliate of INVESCO Funds Group, Inc., which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement seeks your approval of the new investment advisory agreement and, if applicable, the new sub-advisory agreement.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement seeks your approval of this redomestication.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham
                                          Raymond R. Cunningham
                                          President


             INVESCO COMBINATION                         INVESCO STOCK FUNDS, INC.
           STOCK & BOND FUNDS, INC.                        INVESCO DYNAMICS FUND
           INVESCO CORE EQUITY FUND                     INVESCO MID-CAP GROWTH FUND
          INVESCO TOTAL RETURN FUND                  INVESCO SMALL COMPANY GROWTH FUND
                                                         INVESCO S&P 500 INDEX FUND

              INVESCO COUNSELOR                             INVESCO TREASURER'S
              SERIES FUNDS, INC.                             SERIES FUNDS, INC.
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                                INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

          INVESCO SECTOR FUNDS, INC.
             INVESCO ENERGY FUND
       INVESCO FINANCIAL SERVICES FUND
     INVESCO GOLD & PRECIOUS METALS FUND
         INVESCO HEALTH SCIENCES FUND
             INVESCO LEISURE FUND
           INVESCO TECHNOLOGY FUND
            INVESCO UTILITIES FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

     To the Shareholders of each of the series portfolios of INVESCO Combination Stock & Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc. and INVESCO Treasurer's Series Funds, Inc. (each, a "Company," and together, the "Companies") listed above:

     We cordially invite you to attend our Special Meetings of Shareholders to:

          1. Elect 16 directors to the Board of Directors of each Company, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new investment advisory agreement with A I M Advisors, Inc. ("AIM") for your Fund.

          3. Except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, approve a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization for each Company which provides for the redomestication of each Company as a Delaware statutory trust and, in connection therewith, the sale of all of each Company's assets and the dissolution of each Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment of the Special Meetings.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF EACH COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE COMPANY'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.

                                          -s- Glen A. Payne
                                          Glen A. Payne
                                          Secretary

August 25, 2003


             INVESCO COMBINATION                         INVESCO STOCK FUNDS, INC.
           STOCK & BOND FUNDS, INC.                        INVESCO DYNAMICS FUND
           INVESCO CORE EQUITY FUND                     INVESCO MID-CAP GROWTH FUND
          INVESCO TOTAL RETURN FUND                  INVESCO SMALL COMPANY GROWTH FUND
                                                         INVESCO S&P 500 INDEX FUND

              INVESCO COUNSELOR                             INVESCO TREASURER'S
              SERIES FUNDS, INC.                             SERIES FUNDS, INC.
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                                                INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

          INVESCO SECTOR FUNDS, INC.
             INVESCO ENERGY FUND
       INVESCO FINANCIAL SERVICES FUND
     INVESCO GOLD & PRECIOUS METALS FUND
         INVESCO HEALTH SCIENCES FUND
             INVESCO LEISURE FUND
           INVESCO TECHNOLOGY FUND
            INVESCO UTILITIES FUND

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

                                  INTRODUCTION

     Each Proposal that you are being asked to vote on relates to or results from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology, with the result that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM and certain INVESCO Funds are seeking shareholder approval of a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") with respect to such Funds. Proposals 2 and 3 relate to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of directors of your Fund.

               INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of INVESCO Combination Stock & Bond Funds, Inc., INVESCO Counselor Series Funds, Inc., INVESCO Sector Funds, Inc., INVESCO Stock Funds, Inc. and INVESCO Treasurer's Series Funds, Inc. (each a "Company," and together, the "Companies") listed above (each a "Fund," and together, the "Funds") because the Boards of Directors of the Companies (the "Boards") are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement gives you information about the business to be conducted at the Special Meetings. However, you do not need to attend a Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Companies intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. We will furnish such report(s) free of charge.

PROPOSAL TABLE

     The following table summarizes each proposal to be presented at the Special Meetings and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

                PROPOSAL                                AFFECTED FUNDS
                --------                                --------------
1. Electing directors                                      All Funds
2. Approving a new investment advisory                     All Funds
   agreement with AIM for your Fund
3. Approving a new sub-advisory agreement  All Funds except for INVESCO Treasurer's
   between AIM and INVESCO Institutional     Money Market Reserve Fund and INVESCO
   for your Fund                              Treasurer's Tax-Exempt Reserve Fund
4. Approving an Agreement and Plan of                      All Funds
   Reorganization (each, a "Plan") to
   redomesticate each Company as a
   Delaware statutory trust
5. Considering other matters                               All Funds

TIME AND PLACE OF SPECIAL MEETINGS

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend a Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Companies at (800) 952-3502 if you plan to attend a Special Meeting.

VOTING BY PROXY

     Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Company as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 16 nominees for director of your Company.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve a new sub-advisory agreement between AIM and INVESCO Institutional for all Funds except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund.

     - FOR the proposal to approve the Plan to redomesticate your Company as a Delaware statutory trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meetings.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the applicable Company's Secretary in writing to the address of such Company set forth on the cover page of this Proxy Statement before the Special Meetings that you have revoked your proxy. In addition, although merely attending a Special Meeting will not revoke your proxy, if you are present at a Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 4 for a particular Company if shareholders entitled to vote one-third of the issued and outstanding shares of such Company on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposals 2 and 3 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

     If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of a Company is necessary to elect directors of that Company at the Special Meetings, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposals 2 and 3.  Approval of Proposals 2 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 2 and 3 because approval of Proposals 2 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 4. Approval of Proposal 4 for each Company requires the affirmative vote of a majority of the issued and outstanding shares of that Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 4 because approval of Proposal 4 requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     The Companies have engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs are estimated to be in the aggregate approximately $892,100. The Companies expect to solicit proxies principally by mail, but the Companies or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Companies' officers will not receive any additional or special compensation for any such solicitation. Each Fund will pay for its proportionate share of the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meetings of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to the applicable Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Current Committees of the Boards -- Nominating Committee."

                                 PROPOSAL 1 --
                             ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board of each Company other than INVESCO Stock Funds, Inc. ("ISTFI") currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark
H. Williamson. The Board of ISTFI currently consists of each of these persons except Mr. Healey. Eight of the current directors are "independent," meaning they are not "interested persons" of each Company within the meaning of the 1940 Act. Three (two for ISTFI) of the current directors are "interested persons" because of their business and financial relationships with each Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six (five for ISTFI) of the current directors have declined to stand for re-election as directors of each Company. Therefore, their terms as directors of each Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Each Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 (ten for ITSFI) current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                 DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------      -----------------------         --------------------------
Bob R. Baker -- 1936...........    1983(1)  Consultant (2000-present);       None
                                            formerly, President and Chief
                                            Executive Officer (1988-2000)
                                            of AMC Cancer Research Center,
                                            Denver, Colorado; until mid-
                                            December 1988, Vice Chairman
                                            of the Board of First Columbia
                                            Financial Corporation,
                                            Englewood, Colorado; formerly,
                                            Chairman of the Board and
                                            Chief Executive Officer of
                                            First Columbia Financial
                                            Corporation.

                                 DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------      -----------------------         --------------------------
James T. Bunch -- 1942.........    2000(1)  Co-President and Founder of      None
                                            Green, Manning & Bunch Ltd.,
                                            Denver, Colorado
                                            (1988-present) (investment
                                            banking firm); Director,
                                            Policy Studies, Inc. and Van
                                            Gilder Insurance Corporation;
                                            formerly, General Counsel and
                                            Director of Boettcher & Co.,
                                            Denver, Colorado; and
                                            formerly, Chairman and
                                            Managing Partner, law firm of
                                            Davis, Graham & Stubbs,
                                            Denver, Colorado.
Gerald J. Lewis -- 1933........    2000(1)  Chairman of Lawsuit Resolution   General Chemical Group, Inc.,
                                            Services, San Diego,             Hampdon, New Hampshire
                                            California (1987-present);       (1996-present), Wheelabrator
                                            formerly, Associate Justice of   Technologies, Inc. (waste
                                            the California Court of          management company), Fisher
                                            Appeals; and Of Counsel, law     Scientific, Inc., Henley
                                            firm of Latham & Watkins, San    Manufacturing, Inc.
                                            Diego, California (1987-1997).   (laboratory supplies), and
                                                                             California Coastal Properties,
                                                                             Inc.
Larry Soll, Ph.D. -- 1942......    1997(1)  Retired; formerly, Chairman of   Synergen Inc. (since
                                            the Board (1987-1994), Chief     incorporation in 1982) and
                                            Executive Officer (1982-1989     Isis Pharmaceuticals, Inc.
                                            and 1993-1994) and President
                                            (1982-1989) of Synergen Inc.
                                            (biotechnology company); and
                                            formerly, trustee of INVESCO
                                            Global Health Sciences Fund.

---------------

(1) Denotes service as director of each Company.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                 DIRECTOR      PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------           --------      -----------------------         --------------------------
Mark H. Williamson(1) -- 1951..    1998(2)  Director, President and Chief    Director/trustee of each of
                                            Executive Officer, A I M         the 17 AIM Funds
                                            Management Group Inc.;
                                            Director, Chairman and
                                            President, A I M Advisors,
                                            Inc. (registered investment
                                            advisor); Director, A I M
                                            Distributors, Inc. (registered
                                            broker dealer); and Chief
                                            Executive Officer of the AIM
                                            Division of AMVESCAP PLC
                                            (2003-present); formerly Chief
                                            Executive Officer, Managed
                                            Products Division, AMVESCAP
                                            PLC (2001-2002); Chairman of
                                            the Board (1998-2002),
                                            President (1998-2002) and
                                            Chief Executive Officer
                                            (1998-2002) of INVESCO Funds
                                            Group, Inc. (registered
                                            investment advisor) and
                                            INVESCO Distributors, Inc.
                                            (registered broker dealer);
                                            Chief Operating Officer and
                                            Chairman of the Board of
                                            INVESCO Global Health Sciences
                                            Fund; Chairman and Chief
                                            Executive Officer of
                                            NationsBanc Advisors, Inc.;
                                            and Chairman of NationsBanc
                                            Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of the Companies because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Companies.

(2) Denotes service as director of each Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------             --------------------------
Frank S. Bayley -- 1939........  Of Counsel, law firm of Baker &       Badgley Funds, Inc. (registered
                                 McKenzie                              investment company)
Bruce L. Crockett -- 1944......  Chairman, Crockett Technology         ACE Limited (insurance company);
                                 Associates (technology consulting     Captaris, Inc. (unified messaging
                                 company) and Captaris, Inc.           provider)
                                 (unified messaging provider)
Albert R. Dowden -- 1941.......  Director of a number of public and    Cortland Trust, Inc. (Chairman)
                                 private business corporations,        (registered investment company);
                                 including the Boss Group, Ltd.        Annuity and Life Re (Holdings),
                                 (private investment and management)   Ltd. (insurance company)
                                 and Magellan Insurance Company;
                                 formerly, President, Chief
                                 Executive Officer and Director,
                                 Volvo Group North America, Inc.;
                                 Senior Vice President, AB Volvo and
                                 director of various affiliated
                                 Volvo Group companies

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------             --------------------------
Edward K. Dunn, Jr. -- 1935....  Formerly, Chairman, Mercantile        None
                                 Mortgage Corp.; President and Chief
                                 Operating Officer, Mercantile-Safe
                                 Deposit & Trust Co.; and President,
                                 Mercantile Bankshares Corp.
Jack M. Fields -- 1952.........  Chief Executive Officer, Twenty       Administaff
                                 First Century Group, Inc.
                                 (government affairs company) and
                                 Texana Timber LP
Carl Frischling -- 1937........  Partner, law firm of Kramer Levin     Cortland Trust, Inc. (registered
                                 Naftalis & Frankel LLP                investment company)
Prema Mathai-Davis -- 1950.....  Formerly, Chief Executive Officer,    None
                                 YWCA of the USA
Lewis F. Pennock -- 1942.......  Partner, law firm of Pennock &        None
                                 Cooper
Ruth H. Quigley -- 1935........  Retired                               None
Louis S. Sklar -- 1939.........  Executive Vice President,             None
                                 Development and Operations, Hines
                                 Interests Limited Partnership (real
                                 estate development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------             --------------------------
Robert H. Graham(1) -- 1946....  Director and Chairman, A I M          None
                                 Management Group Inc. (financial
                                 services holding company); and
                                 Director and Vice Chairman,
                                 AMVESCAP PLC (parent of AIM and a
                                 global investment management firm)
                                 and Chairman, AMVESCAP PLC -- AIM
                                 Division; formerly, President and
                                 Chief Executive Officer, A I M
                                 Management Group Inc.; Director,
                                 Chairman and President, A I M
                                 Advisors, Inc. (registered
                                 investment advisor); Director and
                                 Chairman, A I M Capital Management,
                                 Inc. (registered investment
                                 advisor), A I M Distributors, Inc.
                                 (registered broker dealer), A I M
                                 Fund Services, Inc. (registered
                                 transfer agent), and Fund
                                 Management Company (registered
                                 broker dealer); and Chief Executive
                                 Officer, AMVESCAP PLC -- Managed
                                 Products

---------------

(1) Mr. Graham will be considered an interested person of the Companies because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, the Companies.

THE BOARDS' RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARDS

     Each Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Each Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of the applicable Company and audits of the financial statements of such Company. Each audit committee is comprised entirely of independent directors. The committee meets quarterly with the applicable Company's independent accountants and officers to review accounting principles used by such Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of each audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Each Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of the applicable Company between the meetings of the applicable Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the applicable Board in the management of the business of the applicable Company. All decisions are subsequently submitted for ratification by the applicable Board. The current members of each executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Each Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the applicable Company, and to review investment, legal and operational matters which have been assigned to the committee by the applicable Board, in furtherance of the applicable Board's overall duty of supervision. The current members of each investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Each Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the applicable Board. The current members of each brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Each Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors the use of derivatives by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the applicable Board. The committee reports on these matters to the applicable Board. The current members of each derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Each Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of each nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Each Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to the applicable Company and to its independent directors. The committee reports on these matters to the applicable Board. The current members of each legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Each Company has a compensation committee. The committee meets periodically to review compensation arrangements of the applicable Company's independent directors. The committee reports on these matters to the applicable Board. The current members of each compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Each Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by the Funds. The committee reports on these matters to the applicable Board. The current members of each valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Each Company has a retirement plan committee. The committee meets periodically to review the applicable Company's retirement arrangements for its independent directors. The committee reports on these matters to the applicable Board. The current members of each retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Company's most recently completed fiscal year. All of the current directors then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                           INVESTMENT AND
                                   AUDIT     EXECUTIVE   MANAGEMENT LIAISON   BROKERAGE   DERIVATIVES   VALUATION     LEGAL
                         BOARD   COMMITTEE   COMMITTEE       COMMITTEE        COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE
                         -----   ---------   ---------   ------------------   ---------   -----------   ---------   ---------
INVESCO COMBINATION
  STOCK AND BOND FUNDS,
  INC.(1)..............  Seven     Four        None             Four            Four         Four         None        Three
INVESCO COUNSELOR
  SERIES FUNDS,
  INC.(2)..............  Eight     Four         One             Four            Four         Four         None        Three
INVESCO SECTOR FUNDS,
  INC.(3)..............    Six     Four        None             Four            Four         Four         None        Three
INVESCO STOCK FUNDS,
  INC.(4)..............  Eight     Four        None             Four            Four         Four         None        Three
INVESCO TREASURER'S
  SERIES FUNDS,
  INC.(1)..............  Seven     Four        None             Four            Four         Four         None        Three

                                        RETIREMENT
                         COMPENSATION      PLAN      NOMINATING
                          COMMITTEE     COMMITTEE    COMMITTEE
                         ------------   ----------   ----------
INVESCO COMBINATION
  STOCK AND BOND FUNDS,
  INC.(1)..............       Two          None         Four
INVESCO COUNSELOR
  SERIES FUNDS,
  INC.(2)..............      Four          None          Two
INVESCO SECTOR FUNDS,
  INC.(3)..............       Two          None         Four
INVESCO STOCK FUNDS,
  INC.(4)..............       Two          None         Four
INVESCO TREASURER'S
  SERIES FUNDS,
  INC.(1)..............       Two          None         Four

---------------

(1) Information disclosed is for the fiscal year ended May 31, 2003.

(2) Information disclosed is for the fiscal year ended August 31, 2002.

(3) Information disclosed is for the fiscal year ended March 31, 2003.

(4) Information disclosed is for the fiscal year ended July 31, 2003.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that each Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that each Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     Each Audit Committee will be comprised entirely of independent directors. Each Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     Each Committee on Directors/Trustees will be comprised entirely of independent directors and will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the applicable Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of the applicable Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the applicable Company.

  INVESTMENTS COMMITTEE

     Each Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     Each Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time;
(iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of the Companies who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit B.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of each Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     The Companies have no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pay no salary or compensation to any of their officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of each Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of the Companies and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by the Companies.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by the Companies for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by the Companies, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Boards, in their sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Boards, in their sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of the Companies. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of the Companies and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

INVESTMENT ADVISOR

     INVESCO, 4350 South Monaco Street, Denver, Colorado 80237, currently is the investment advisor for the Funds.

ADMINISTRATOR

     INVESCO, 4350 South Monaco Street, Denver, Colorado 80237, currently is the administrator for the Funds.

PRINCIPAL UNDERWRITER

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund other than INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund. Fund Management Company, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for these two Funds.

OFFICERS OF THE COMPANIES

     Information regarding the current officers of the Companies can be found in Exhibit C.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of each Fund's shares by the directors, nominees and current executive officers of the Companies can be found in Exhibit D.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of the Companies owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit E.

DIRECTOR OWNERSHIP OF FUND SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director and nominee within the INVESCO Funds complex can be found in Exhibit F.

                                 PROPOSAL 2 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund, and, except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, a new sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, which is currently serving as your Fund's investment advisor, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     The Board recommends that you approve the new advisory agreement between AIM and the applicable Company for your Fund. The Board is asking you to vote on this new agreement because a Company may enter into a new advisory agreement for a Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and the applicable Company for your Fund. The form of the proposed Master Investment Advisory Agreement between AIM and each Company other than INVESCO Treasurer's Series Funds, Inc. is at Appendix I. The form of the proposed Master Investment Advisory Agreement between AIM and INVESCO Treasurer's Series Funds, Inc. is at Appendix II.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 2, the applicable Company for your Fund will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between such Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between such Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and the applicable Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and the applicable Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board of each Company held on August 12-13, 2003, the Board of the applicable Company, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for each of the Funds under the current advisory agreements on the dates indicated in Exhibit G. Your Fund's shareholders last voted on the current advisory agreement on the date and for the purpose indicated in Exhibit
G. The Boards, including a majority of the independent directors, last approved the current advisory agreements on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A 1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of each Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENTS

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and, except for INVESCO Advantage Global Health Sciences Fund, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Technology Fund and INVESCO Utilities Fund, calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the current advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     For INVESCO Core Equity Fund, INVESCO Total Return Fund, INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund, INVESCO S&P 500 Index Fund, INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, under the terms of the current advisory agreement, INVESCO has no liability to the applicable Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to such Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the applicable Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and, for INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund and INVESCO S&P 500 Index Fund, each other series portfolio of INVESCO Stock Funds, Inc., and (ii) the vote of a majority of the directors of the applicable Company who are not interested persons of INVESCO or such Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the applicable Board, INVESCO or a majority of the outstanding voting securities of your Fund and, for INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund and INVESCO S&P 500 Index Fund, each other series portfolio of INVESCO Stock Funds, Inc., may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     Except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by the applicable Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the applicable Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of the applicable Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of such Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of the applicable Company's counsel, in connection with litigation by or against such Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     For INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the current advisory agreement provides that INVESCO will pay or cause to be paid all of the following expenses unless the Board of INVESCO Treasurer's Series Funds, Inc. ("ITSFI") specifically approves payment of such expenses by your Fund:

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of ITSFI's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of ITSFI's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - expenses, including fees and disbursements of ITSFI's counsel, in connection with litigation by or against ITSFI or your Fund; and

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured).

     For INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, your Fund pays the following costs and expenses under the current advisory agreement (except to the extent required by law to be paid by INVESCO):

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions; and

     - interest on indebtedness incurred by ITSFI or your Fund.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to the Companies and Funds. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENTS

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Fund's operations, including the investment and reinvestment of cash, securities or other properties comprising your Fund's assets and investment research and management, subject at all times to the policies and control of the applicable Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to the applicable Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of the applicable Company who are not interested persons of AIM or such Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the applicable Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     Except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the applicable Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     For INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the proposed advisory agreement provides that AIM will pay or cause to be paid all of the following expenses unless the Board of ITSFI specifically approves payment of such expenses by your Fund: fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund; taxes; fees for maintaining the registration and qualification of your Fund or its shares under federal and state law; compensation and expenses of the directors; costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings; costs, fees and other expenses arising in connection with the organization and filing of ITSFI's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of ITSFI's operations by any other federal or state authority; expenses of repurchasing and redeeming shares of your Fund; insurance premiums; expenses, including fees and disbursements of ITSFI's counsel, in connection with litigation by or against ITSFI or your Fund; and premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to AIM as an insured).

     For INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, your Fund pays the following costs and expenses under the current advisory agreement (except to the extent required by law to be paid by AIM): brokerage commissions, issue and transfer taxes and other costs related to securities transactions; and interest on indebtedness incurred by ITSFI or your Fund.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 2 is approved for a Company, such Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of such Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the applicable Board approves AIM's use of the exemptive order for a Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreements with INVESCO and the proposed advisory agreements with AIM that the Boards approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - for INVESCO Core Equity Fund, INVESCO Total Return Fund, INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund, INVESCO S&P 500 Index Fund, INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of the applicable Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreements with INVESCO and the proposed advisory agreements with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the applicable Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     For INVESCO Core Equity Fund, INVESCO Total Return Fund, INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund, INVESCO S&P 500 Index Fund, INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     For INVESCO Advantage Global Health Sciences Fund, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Technology Fund and INVESCO Utilities Fund, there is no substantive change between the agreements regarding the advisor's ability to select broker-dealers to perform securities transactions for your Fund.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the applicable Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the applicable Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the applicable Board must approve such participation. In addition, the applicable Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that the applicable Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of such Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the applicable Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Boards have agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of the applicable Company, and that officers and directors of such Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to such Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse the applicable Company for any salaries paid by such Company to officers, directors and full-time employees of such Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor. Except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, AIM currently intends to appoint INVESCO Institutional as the sub-advisor to your Fund if the shareholders approve the proposed sub-advisory agreement described under Proposal 3.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     For INVESCO Core Equity Fund, INVESCO Total Return Fund, INVESCO Dynamics Fund, INVESCO Small Company Growth Fund, INVESCO Mid-Cap Growth Fund, INVESCO S&P 500 Index Fund, INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, as described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. For INVESCO Advantage Global Health Sciences Fund, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Technology Fund and INVESCO Utilities Fund, the current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement.

     The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement establishes a limitation of liability standard for AIM and states that no series of any Company shall be liable for the obligations of other series of such Company and the liability of AIM to one series of a Company shall not automatically render AIM liable to any other series of such Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of the Companies individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Boards determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS

     At the request of AIM, the Boards discussed the approval of the proposed advisory agreements at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreements with independent counsel prior to that meeting. In evaluating the proposed advisory agreements, the Boards requested and received information from AIM to assist in its deliberations.

     The Boards considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreements with INVESCO and the proposed advisory agreements with AIM:

     - The qualifications of AIM to provide investment advisory services. The Boards reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Funds, and, except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, the officers and employees of INVESCO Institutional who will provide sub-advisory services to such Funds if Proposal 3 is approved by shareholders, and noted that the persons providing portfolio management services to the Funds would not change if Proposal 2 and, if applicable, Proposal 3 are approved.

     - The range of advisory services provided by AIM. The Boards reviewed the services to be provided by AIM under the proposed advisory agreements, and noted that no material changes in the level or type of services provided under the current advisory agreements with INVESCO would occur if the proposed advisory agreements are approved by the shareholders, other than the provision by AIM of certain administrative services if a Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Boards reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Boards also considered the organizational structure employed by AIM and its affiliates to provide those services. The Boards reviewed the proposed elimination from the proposed advisory agreements of the provision of administrative services to the Funds. The Boards also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreements and the Master Administrative Services Agreements.

     - The performance record of your Fund. The applicable Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The applicable Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The applicable Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The applicable Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The applicable Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Boards reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Boards noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Boards also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the applicable Board must approve such participation. In addition, the applicable Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of a Fund to invest in AIM-advised money market funds any cash collateral such Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Boards noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit such Fund by providing it with additional income. The Boards also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreements. The Boards reviewed the terms of the proposed advisory agreements, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist a Fund if it engages in securities lending. The Boards determined that these changes reflect the current environment in which the Funds operate, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the applicable Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between the applicable Company and AIM for your Fund.

     Each Board reached this conclusion after careful discussion and analysis. Each Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the applicable Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, each proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. Except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, if shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund. For INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund, if shareholders of your Fund do not approve Proposal 2, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARDS' RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 3 --
                     APPROVAL OF NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

     Proposal 3 applies to the shareholders of all Funds except for INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund.

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a proposed advisory agreement under which AIM will serve as the investment advisor for your Fund, and a proposed sub-advisory agreement under which INVESCO Institutional, an affiliate of INVESCO, will serve as sub-advisor. The portfolio management team for your Fund will not change as a result of this restructuring.

     Your Board recommends that you approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund. Your Board is asking you to vote on this proposed sub-advisory agreement because the proposed sub-advisory agreement for your Fund may only be entered into with shareholder approval. The form of the proposed Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and INVESCO Institutional for your Fund is at Appendix III.

     At an in-person meeting of your Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed sub-advisory agreement for your Fund.

THE PROPOSED SUB-ADVISOR FOR YOUR FUND

     INVESCO Institutional is an indirect wholly owned subsidiary of AMVESCAP. A list of the names, addresses and principal occupations of the principal executive officer and directors of INVESCO Institutional is in Exhibit M.

POSITIONS WITH INVESCO INSTITUTIONAL HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     None of the directors or executive officers of any Company also are directors and/or officers of INVESCO Institutional.

TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT

     Under the proposed sub-advisory agreement between AIM and INVESCO Institutional, INVESCO Institutional will provide general investment advice and portfolio management to your Fund and, subject to the supervision of the directors of the applicable Company and AIM and in conformance with the stated policies of your Fund, INVESCO Institutional will manage the investment operations of your Fund. INVESCO Institutional will not only make investment decisions for your Fund, but will also place the purchase and sale orders for the portfolio transactions of your Fund. INVESCO Institutional may purchase and sell portfolio securities from and to brokers and dealers who sell shares of your Fund or provide your Fund, AIM's other clients or INVESCO Institutional's other clients with research, analysis, advice and similar services. INVESCO Institutional may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to INVESCO Institutional determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and INVESCO Institutional to your Fund and their other clients and that that the total commissions or spreads paid by each fund will be reasonable in relation to the benefits to the fund over the long term.

     Specifically, INVESCO Institutional will be required to perform the following services under the proposed sub-advisory agreement:

     - To provide a continuous investment program for your Fund, including investment research and management, with respect to all of your Fund's assets in conformity with (i) the applicable Company's Articles of Incorporation, bylaws and registration statement, and (ii) the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations;

     - To determine what securities and other investments are to be purchased or sold for your Fund and the brokers and dealers through whom trades will be executed;

     - Whenever INVESCO Institutional simultaneously places orders to purchase or sell the same security on behalf of your Fund and one or more accounts advised by INVESCO Institutional, to allocate as to price and amount among all such accounts in a manner believed to be equitable to each account; and

     - To maintain all books and records with respect to the securities transactions of your Fund in compliance with the requirements of the 1940 Act and to furnish your Board and AIM with periodic and special reports as your Board or AIM reasonably may request.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if such continuance is specifically approved at least annually by
(i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent directors cast at a meeting called for such purpose. The proposed sub-advisory agreement is terminable on 60 days' written notice by either party thereto, by your Board, or by a vote of a majority of the outstanding voting securities of your Fund, and will terminate automatically if assigned.

     For the services to be rendered and the expenses to be assumed by INVESCO Institutional under the proposed sub-advisory agreement, AIM will pay to INVESCO Institutional a fee that is computed daily and paid on or before the last day of the next succeeding calendar month on the basis of AIM's compensation on the sub-advised assets per year. The annual rate at which INVESCO Institutional will receive fees from AIM under the proposed sub-advisory agreement is in Exhibit N.

ADVISORY FEES CHARGED BY INVESCO INSTITUTIONAL FOR SIMILAR TYPES OF ACCOUNTS FOR WHICH IT SERVES AS ADVISOR

     The annual advisory fee rates paid to INVESCO Institutional by certain types of accounts with similar investment objectives as your Fund are in Exhibit O.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE PROPOSED SUB-ADVISORY
AGREEMENT

     At the request of AIM, your Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, your Board requested and received information from AIM to assist in its deliberations.

     Your Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund:

     - The range of sub-advisory services provided by INVESCO
       Institutional. Your Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that, if the proposed sub-advisory agreement is approved by shareholders, the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under the applicable Company's current advisory agreement with INVESCO.

     - The fees payable to INVESCO Institutional for its services. Your Board noted that if the proposed sub-advisory agreement is approved, INVESCO Institutional will receive compensation based on that portion of the assets of your Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. Your Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. Your Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on your Fund, since the fees are payable by AIM.

     - The performance record of your Fund. Your Board reviewed the performance record of your Fund and noted that the same portfolio management team will be providing investment advisory services to your Fund under the proposed sub-advisory agreement. Your Board determined that such portfolio management team had provided satisfactory services with respect to your Fund, after considering performance information that it received during the past year from INVESCO.

     - The profitability of INVESCO Institutional. Your Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. Your Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. Your Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured your Board that such reduction would not affect the nature or quality of the services provided by it to your Fund.

     - The terms of the proposed agreement. Your Board reviewed the terms of the proposed agreement. Your Board determined that this new agreement reflects the current environment in which your Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

     After considering the above factors, your Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for your Fund.

     Your Board reached this conclusion after careful discussion and analysis. Your Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the applicable Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, each proposed sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve both Proposals 2 and 3, the current advisory agreement with INVESCO will continue in effect for your Fund and AIM and INVESCO Institutional will not enter into the proposed sub-advisory agreement for your Fund.

THE BOARDS' RECOMMENDATION ON PROPOSAL 3

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                             APPROVAL OF THE PLANS
          TO REDOMESTICATE EACH COMPANY AS A DELAWARE STATUTORY TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 4?

     Proposal 4 applies to the shareholders of all Funds.

BACKGROUND

     Each Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of each Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (each, a "Trust").

     The applicable Board has approved a Plan with respect to each Company, which provides for a series of transactions to convert each series portfolio of each Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the corresponding Trust. Under the Plans, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, with respect to each Company, the "Redomestication"). A form of the Plans relating to the proposed Redomestications is set forth in Appendix IV.

     Approval of the Plan for each Company requires the affirmative vote of a majority of the issued and outstanding shares of each Company. The applicable Board is soliciting the proxies of the shareholders of your Fund to vote on the applicable Plan with this Proxy Statement. The applicable Board is soliciting the proxies of the shareholders of each Company's other series portfolios to vote on the applicable Plan with a separate proxy statement.

     The Redomestications are being proposed primarily to provide each Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, each Trust's Declaration of Trust differs from each Company's Articles of Incorporation in certain respects that are expected to improve each Company's and each Current Fund's operations. Each Trust, like each Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act. If Proposal 4 is not approved by a Company's shareholders, such Company will continue to operate as a Maryland corporation.

REASONS FOR THE PROPOSED REDOMESTICATIONS

     The Redomestications are being proposed because, as noted above, INVESCO and the Boards believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust is subject to fewer statutory requirements. Each Trust will be governed primarily by the terms of its Declaration of Trust. In particular, each Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to each Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestications will also have certain other effects on each Company, its shareholders and management, which are described below under the heading "The Trusts Compared to the Companies."

WHAT THE PROPOSED REDOMESTICATIONS WILL INVOLVE

     To accomplish the Redomestications, each Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the corresponding Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestications, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestications, each Current Fund will be terminated and each Company will be dissolved as a Maryland corporation.

     The obligations of each Company and each Trust under the Plans are subject to various conditions stated therein. To provide against unforeseen events, the Plans may be terminated or amended at any time prior to the closing of the Redomestications by action of the applicable Board, notwithstanding the approval of a Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Each Company and each Trust may at any time waive compliance with any condition contained in the Plans, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plans authorize each Company to acquire one share of each class of each New Fund and, as the sole shareholder of the corresponding Trust prior to the Redomestications, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 2 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the applicable Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and each Company's current advisory agreement, is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of a Current Fund of a Company, such Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Approve with respect to each New Fund a new sub-advisory agreement between AIM and INVESCO Institutional with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3. Information on the new sub-advisory agreement is set forth above under Proposal 3. If Proposal 2 is not approved by shareholders of a Current Fund of a Company, such Company will not approve a sub-advisory agreement between AIM and INVESCO Institutional for the corresponding New Fund.

     - Assuming that Proposal 2 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by each Company if shareholders approve Proposal 2 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the applicable Redomestication and November 5, 2003. If Proposal 2 is not approved by shareholders of a Current Fund of a Company, such Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the applicable Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestications.

     - Elect the directors of each Company as the trustees of the corresponding Trust to serve without limit in time, except as they may resign or be removed by action of such Trust's trustees or shareholders, and except as they retire in accordance with such Trust's retirement policy for trustees. Such Trust's retirement policy for trustees will replace such Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     Each Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by each Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before a Redomestication will represent shares of the corresponding New Fund after such Redomestication. Shareholders of the New Funds will not have the right to demand or require a Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestications.

     Assuming your approval of Proposal 4 with respect to each Company, INVESCO Sector Funds, Inc. currently contemplates that its Redomestication will be consummated on October 23, 2003, INVESCO Combination Stock & Bond Funds, Inc. currently contemplates that its Redomestication will be consummated on October 29, 2003, INVESCO Treasurer's Series Funds, Inc. currently contemplates that its Redomestication will be consummated on October 31, 2002, and each of INVESCO Counselor Series Funds, Inc. and INVESCO Stock Funds, Inc. currently contemplates that its Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATIONS

     Each Company and each Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the applicable Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of a Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestications in light of their individual circumstances and as to state and local consequences, if any, of the Redomestications.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestications.

THE TRUSTS COMPARED TO THE COMPANIES

  STRUCTURE OF THE TRUSTS

     Each Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. Each Trust has established series corresponding to and having identical designations as the series portfolios of each corresponding Company. Each Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each corresponding Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. Each Trust's fiscal year is the same as that of the corresponding Company. No Trust will have any operations prior to the applicable Redomestication. Initially, each Company will be the sole shareholder of the corresponding Trust.

     As a Delaware statutory trust, each Trust's operations are governed by its Declaration of Trust and Bylaws and applicable Delaware law rather than by each Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of each Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF EACH TRUST

     Subject to the provisions of the Declaration of Trust, the business of each Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of each Trust are substantially the same as those of the directors of each Company.

     The trustees of each Trust would be those persons elected at the Special Meetings to serve as directors of each Company. Information concerning the nominees for election as directors of each Company is set forth above under Proposal 1.

  SHARES OF EACH TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require a Trust to issue share certificates. The trustees have the power under the applicable Declaration of Trust to establish new series and classes of shares; each Company's directors currently have a similar right. Each Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Each Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. Each Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. Each Declaration of Trust provides that shareholders of the applicable Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, each Declaration of Trust provides for indemnification out of the applicable Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which a Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trusts, the possibility of a Trust being unable to meet its obligations is considered remote, and even if a claim were brought against a Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of each Company have elected a majority of the directors of such Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on a Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Boards of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the Plans authorize each Company to acquire one share of each class of each New Fund and, as the sole shareholder of the corresponding Trust prior to the applicable Redomestication, to elect the directors of such Company as the trustees of the corresponding Trust. Such trustees serve for the life of such Trust, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on a Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of each Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of a Company may be removed by the affirmative vote of a majority of the outstanding shares of that Company.

     A trustee of a Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of that Trust.

  MEETINGS OF SHAREHOLDERS

     The Companies are not required to hold annual meetings of shareholders and do not intend to do so unless required by the 1940 Act. The Amended and Restated Bylaws of each Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the applicable Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     The Trusts are not required to hold annual meetings of shareholders unless required by the 1940 Act and do not intend to do so. The Bylaws of each Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of such Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declarations of Trust, the trustees and officers of the Trusts are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declarations of Trust provides for the indemnification of the trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of the Trusts, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that each Company may be dissolved by the vote of a majority of the applicable Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to its Declaration of Trust, each Trust or any series or class of shares of beneficial interest in a Trust may be terminated by: (1) a majority shareholder vote of the Trust or the affected series or class, respectively; or
(2) if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of the Trust or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of Maryland corporations such as the Companies are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declarations of Trust grant shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of a Trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of a Trust or one of its investment portfolios; (v) merger or consolidation of a Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under a Declaration of Trust; and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declarations of Trust confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     Each Company reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of each Company may approve amendments to its Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of each Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of each Trust may, without shareholder approval, amend its Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of such Trust, without approval of the majority of the shares of such Trust. The trustees shall have the power to alter, amend or repeal the bylaws of each Trust or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among each Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and each Trust's Declaration of Trust and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of each Company and each Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of each Company and of each corresponding Trust's Declaration of Trust and Bylaws are available to shareholders without charge upon written request to that Company.

THE BOARDS' RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective August 13, 2003, the fiscal year end of each of INVESCO Combination Stock & Bond Funds, Inc. and INVESCO Treasurer's Series Funds, Inc. was changed from May 31 to August 31. The audit committees of the Boards of INVESCO Counselor Series Funds, Inc., INVESCO Sector Funds, Inc. and INVESCO Stock Funds, Inc. have appointed PricewaterhouseCoopers LLP ("PwC") as each such Company's independent public accountants for the fiscal years ending August 31, 2003, March 31, 2004 and July 31, 2004, respectively. The audit committees of the Boards of INVESCO Combination Stock & Bond Funds, Inc. and INVESCO Treasurer's Series Funds, Inc. have appointed PwC as each such Company's independent public accountants for the fiscal years ending August 31, 2003 and August 31, 2004.

     Representatives of PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The audit committees of the Boards of the Companies have considered whether the provision of the services below is compatible with maintaining the independence of PwC.

FEES PAID TO PWC RELATED TO INVESCO COMBINATION STOCK & BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND INVESCO TREASURER'S SERIES FUNDS, INC. (FOR 2003 FISCAL YEARS)

     PwC billed INVESCO Combination Stock & Bond Funds, Inc., INVESCO Sector Funds, Inc. and INVESCO Treasurer's Series Funds, Inc. aggregate fees for professional services rendered for the 2003 fiscal year as follows:

                                                 FINANCIAL INFORMATION
                                                  SYSTEMS DESIGN AND      ALL OTHER
COMPANY AND FISCAL YEAR END         AUDIT FEES    IMPLEMENTATION FEES       FEES*      TOTAL FEES
---------------------------         ----------   ---------------------   -----------   ----------
INVESCO Combination Stock & Bonds
  Funds, Inc. (5/31/03)...........   $ 94,200            $   0             $12,052      $106,252
INVESCO Sector Funds, Inc.
  (3/31/03).......................   $218,050            $   0             $35,543      $253,593
INVESCO Treasurer's Series Funds,
  Inc. (5/31/03)..................   $ 33,000            $   0             $ 5,752      $ 38,752

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the applicable Company.

FEES PAID TO PWC NOT RELATED TO INVESCO COMBINATION STOCK & BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND INVESCO TREASURER'S SERIES FUNDS, INC. (FOR 2003 FISCAL YEARS)

     PwC billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to INVESCO Combination Stock & Bond Funds, Inc., INVESCO Sector Funds, Inc. and INVESCO Treasurer's Series Funds, Inc., as follows:

                                               FINANCIAL INFORMATION
                                                SYSTEMS DESIGN AND     ALL OTHER
COMPANY AND FISCAL YEAR END                     IMPLEMENTATION FEES     FEES**      TOTAL FEES
---------------------------                    ---------------------   ---------    ----------
INVESCO Combination Stock & Bonds Funds, Inc.
  (5/31/03)..................................          $   0           $ 31,500      $ 31,500
INVESCO Sector Funds, Inc. (3/31/03).........          $   0           $ 52,500      $ 52,500
INVESCO Treasurer's Series Funds, Inc.
  (5/31/03)..................................          $   0           $ 31,500      $ 31,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to PwC by the Funds' advisor and other related entities that provide support for the operations of the Companies. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for the Funds' advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

FEES PAID TO PWC RELATED TO INVESCO COUNSELOR SERIES FUNDS, INC. AND INVESCO STOCK FUNDS, INC. (FOR 2002 FISCAL YEARS)

     PwC billed INVESCO Counselor Series Funds, Inc. aggregate fees for professional services rendered for the 2002 fiscal year as follows:

                                                   FINANCIAL INFORMATION
                                                    SYSTEMS DESIGN AND     ALL OTHER
COMPANY AND FISCAL YEAR END           AUDIT FEES    IMPLEMENTATION FEES      FEES*     TOTAL FEES
---------------------------           ----------   ---------------------   ---------   ----------
INVESCO Counselor Series Funds, Inc.
  (8/31/02).........................   $ 93,500            $   0            $15,350     $108,850
INVESCO Stock Funds, Inc.
  (7/31/02).........................   $165,650            $   0            $32,713     $198,363

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to the applicable Company.

FEES PAID TO PWC NOT RELATED TO INVESCO COUNSELOR SERIES FUNDS, INC. AND INVESCO STOCK FUNDS, INC. (FOR 2002 FISCAL YEARS)

     PwC billed INVESCO aggregate fees for professional services rendered for the 2002 fiscal year to INVESCO, or any affiliate that provided services to INVESCO Counselor Series Funds, Inc. and INVESCO Stock Funds, Inc., as follows:

                                                FINANCIAL INFORMATION
                                                 SYSTEMS DESIGN AND     ALL OTHER
COMPANY AND FISCAL YEAR END                      IMPLEMENTATION FEES     FEES**     TOTAL FEES
---------------------------                     ---------------------   ---------   ----------
INVESCO Counselor Series Funds, Inc.
  (8/31/02)..................................           $   0           $402,571     $402,571
INVESCO Stock Funds, Inc. (7/31/02)..........           $   0           $134,083     $134,083

---------------

** As required by SEC rules, All Other Fees includes amounts paid to PwC by the Funds' advisor and other related entities that provide support for the operations of the Companies. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for the Funds' advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

             SHARES OF INVESCO COMBINATION STOCK & BOND FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Balanced Fund
  Class A...................................................        30,938.05
  Class B...................................................        20,909.12
  Class C...................................................       191,999.72
  Class K...................................................       582,602.23
  Investor Class............................................    40,713,671.77
INVESCO Core Equity Fund
  Class A...................................................       395,373.32
  Class B...................................................       129,071.02
  Class C...................................................       879,764.16
  Class K...................................................     2,284,456.40
  Investor Class............................................   235,318,920.31
INVESCO Total Return Fund
  Class A...................................................        22,195.03
  Class B...................................................        27,262.59
  Class C...................................................        49,349.60
  Investor Class............................................    36,178,412.82

                 SHARES OF INVESCO COUNSELOR SERIES FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Advantage Fund
  Class A...................................................       834,846.77
  Class B...................................................     1,081,347.24
  Class C...................................................       525,598.69
INVESCO Advantage Global Health Sciences Fund
  Class A...................................................    18,055,063.37
  Class B...................................................        59,973.69
  Class C...................................................        27,878.82

                      SHARES OF INVESCO SECTOR FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Energy Fund
  Class A...................................................       598,536.52
  Class B...................................................       107,027.03
  Class C...................................................       533,504.90
  Class K...................................................        34,051.41
  Investor Class............................................    12,455,187.60
INVESCO Financial Services Fund
  Class A...................................................       227,361.60
  Class B...................................................        50,580.91
  Class C...................................................       521,369.87
  Class K...................................................        85,093.91
  Investor Class............................................    32,451,621.11
INVESCO Gold & Precious Metals Fund
  Class A...................................................     1,103,544.01
  Class B...................................................     1,156,836.06
  Class C...................................................     1,030,936.37
  Investor Class............................................    36,658,015.08
INVESCO Health Sciences Fund
  Class A...................................................        52,949.64
  Class B...................................................        22,293.99
  Class C...................................................       156,480.70
  Class K...................................................        61,188.12
  Investor Class............................................    24,208,451.12
INVESCO Leisure Fund
  Class A...................................................     1,098,633.95
  Class B...................................................       331,975.78
  Class C...................................................       696,934.37
  Class K...................................................     2,581,492.55
  Investor Class............................................    17,486,357.42
INVESCO Real Estate Opportunity Fund
  Class A...................................................       795,776.11
  Class B...................................................        30,764.07
  Class C...................................................       103,831.96
  Investor Class............................................     3,019,890.38
INVESCO Technology Fund
  Class A...................................................       181,421.84
  Class B...................................................        39,089.26
  Class C...................................................       404,272.40
  Class K...................................................     1,613,716.87
  Investor Class............................................    50,867,190.25
  Institutional Class.......................................    50,058,967.81

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Telecommunications Fund
  Class A...................................................        39,026.27
  Class B...................................................         6,313.18
  Class C...................................................       307,886.38
  Class K...................................................        92,271.10
  Investor Class............................................    33,020,514.96
INVESCO Utilities Fund
  Class A...................................................        80,877.29
  Class B...................................................        23,564.27
  Class C...................................................       182,849.47
  Investor Class............................................     8,402,804.22

                      SHARES OF INVESCO STOCK FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Dynamics Fund
  Class A...................................................       714,758.78
  Class B...................................................       107,558.49
  Class C...................................................     1,093,367.11
  Class K...................................................     3,540,117.48
  Investor Class............................................   301,831,820.43
  Institutional Class.......................................     2,348,901.82
INVESCO Growth Fund
  Class A...................................................       760,003.20
  Class B...................................................        57,524.27
  Class C...................................................     1,783,508.82
  Class K...................................................     1,334,749.07
  Investor Class............................................   259,900,522.75
INVESCO Growth & Income Fund
  Class A...................................................        52,504.46
  Class B...................................................        10,078.70
  Class C...................................................       165,577.36
  Class K...................................................        31,468.10
  Investor Class............................................     6,662,426.20
INVESCO Mid-Cap Growth Fund
  Class A...................................................       461,371.53
  Class B...................................................       178,996.61
  Class C...................................................       167,561.08
  Investor Class............................................       268,284.41
  Institutional Class.......................................        90,418.23
INVESCO Small Company Growth Fund
  Class A...................................................       702,060.74
  Class B...................................................        41,194.33
  Class C...................................................       175,282.02
  Class K...................................................     9,413,898.62
  Investor Class............................................    88,675,611.83
INVESCO S&P 500 Index Fund
  Investor Class............................................    18,708,795.55
  Institutional Class.......................................       425,196.85
INVESCO Value Equity Fund
  Class A...................................................        19,784.58
  Class B...................................................        13,576.81
  Class C...................................................        76,122.89
  Investor Class............................................     5,709,109.10

                SHARES OF INVESCO TREASURER'S SERIES FUNDS, INC.
                          OUTSTANDING ON JULY 25, 2003

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                           JULY 25, 2003
--------------------                                          ----------------
INVESCO Treasurer's Money Market Reserve Fund
  Investor Class............................................   217,729,065.47
INVESCO Treasurer's Tax-Exempt Reserve Fund
  Investor Class............................................    46,622,488.63

                                   EXHIBIT B

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each director of each Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                     AGGREGATE COMPENSATION FROM COMPANY(1)
                       -------------------------------------------------------------------
                         INVESCO
                       COMBINATION     INVESCO                                   INVESCO
                         STOCK &      COUNSELOR      INVESCO       INVESCO     TREASURER'S
                          BOND         SERIES        SECTOR         STOCK        SERIES
NAME OF DIRECTOR       FUNDS, INC.   FUNDS, INC.   FUNDS, INC.   FUNDS, INC.   FUNDS, INC.
----------------       -----------   -----------   -----------   -----------   -----------
Bob R. Baker.........    $27,113       $4,608        $34,423       $29,095       $5,361
James T. Bunch.......     23,063        3,884         31,203        25,150        4,791
Gerald J. Lewis......     22,363        3,861         28,870        25,612        4,702
Larry Soll, Ph.D.....     23,529        3,958         31,522        26,476        4,786

                                    RETIREMENT BENEFITS ACCRUED BY COMPANY(2)
                       --------------------------------------------------------------------
                                                                                                                    TOTAL
                         INVESCO        INVESCO                                   INVESCO                        COMPENSATION
                       COMBINATION     COUNSELOR      INVESCO       INVESCO     TREASURER'S   ESTIMATED ANNUAL     FROM ALL
                       STOCK & BOND     SERIES        SECTOR         STOCK        SERIES       BENEFITS UPON       INVESCO
NAME OF DIRECTOR       FUNDS, INC.    FUNDS, INC.   FUNDS, INC.   FUNDS, INC.   FUNDS, INC.    RETIREMENT(3)       FUNDS(4)
----------------       ------------   -----------   -----------   -----------   -----------   ----------------   ------------
Bob R. Baker.........        -0-         $365           -0-         $5,233          -0-           $34,000          $138,000
James T. Bunch.......        -0-          -0-           -0-            -0-          -0-               -0-           124,625
Gerald J. Lewis......        -0-          -0-           -0-            -0-          -0-               -0-           116,500
Larry Soll, Ph.D.....        -0-          -0-           -0-            -0-          -0-               -0-           126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. For INVESCO Combination Stock & Bond Funds, Inc., and INVESCO Treasurer's Series Funds, Inc., amounts shown are based on the fiscal year ended May 31, 2003. For INVESCO Counselor Series Funds, Inc., amounts shown are based on the fiscal year ended August 31, 2002. For INVESCO Sector Funds, Inc., amounts shown are based on the fiscal year ended March 31, 2003. For INVESCO Stock Funds, Inc., amounts shown are based on the fiscal year ended July 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. For INVESCO Combination Stock & Bond Funds, Inc. and INVESCO Treasurer's Series Funds, Inc., amounts shown are based on the fiscal year ended May 31, 2003. For INVESCO Counselor Series Funds, Inc., amounts shown are based on the fiscal year ended August 31, 2002. For INVESCO Sector Funds, Inc., amounts shown are based on the fiscal year ended March 31, 2003. For INVESCO Stock Funds, Inc., amounts shown are based on the fiscal year ended July 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT C

                             OFFICERS OF COMPANIES

     The following table provides information with respect to the current officers of each Company. Each officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by a Board. The business address of all officers of each Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
Mark H. Williamson -- 1951................   1998     Director, President and Chief Executive Officer,
  Chairman of the Board                               A I M Management Group Inc.; Director, Chairman
                                                      and President, A I M Advisors, Inc. (registered
                                                      investment advisor); Director, A I M
                                                      Distributors, Inc. (registered broker dealer);
                                                      and Chief Executive Officer of the AIM Division
                                                      of AMVESCAP PLC (2003-present); formerly Chief
                                                      Executive Officer, Managed Products Division,
                                                      AMVESCAP PLC (2001-2002); Chairman of the Board
                                                      (1998-2002), President (1998-2002) and Chief
                                                      Executive Officer (1998-2002) of INVESCO Funds
                                                      Group, Inc. (registered investment advisor) and
                                                      INVESCO Distributors, Inc. (registered broker
                                                      dealer); Chief Operating Officer and Chairman of
                                                      the Board of INVESCO Global Health Sciences Fund;
                                                      Chairman and Chief Executive Officer of
                                                      NationsBanc Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
Raymond R. Cunningham -- 1951.............   2001     President (2001-present) and Chief Executive
  President and Chief Executive Officer               Officer (2003-present) of INVESCO Funds Group,
                                                      Inc.; Chairman of the Board (2003-present) and
                                                      President (2003-present) of INVESCO Distributors,
                                                      Inc.; Senior Vice President and Chief Operating
                                                      Officer, A I M Management Group Inc.; Senior Vice
                                                      President, A I M Advisors, Inc. and A I M
                                                      Distributors, Inc.; formerly, Chief Operating
                                                      Officer (2001-2003) and Senior Vice President
                                                      (1999-2002) of INVESCO Funds Group, Inc. and
                                                      INVESCO Distributors, Inc.; and Senior Vice
                                                      President of GT Global -- North America
                                                      (1992-1998).
Glen A. Payne -- 1947.....................   1989     Senior Vice President, General Counsel and
  Secretary                                           Secretary of INVESCO Funds Group, Inc.; Senior
                                                      Vice President, Secretary and General Counsel of
                                                      INVESCO Distributors, Inc.; formerly, Secretary
                                                      of INVESCO Global Health Sciences Fund; General
                                                      Counsel of INVESCO Trust Company (1989-1998); and
                                                      employee of the Securities and Exchange
                                                      Commission, Washington, DC (1973-1989).
Ronald L. Grooms -- 1946..................   1988     Senior Vice President and Treasurer of INVESCO
  Chief Accounting Officer, Chief                     Funds Group, Inc.; and Senior Vice President and
  Financial Officer and Treasurer                     Treasurer of INVESCO Distributors, Inc.;
                                                      formerly, Treasurer and Principal Financial and
                                                      Accounting Officer of INVESCO Global Health
                                                      Sciences Fund; and Senior Vice President and
                                                      Treasurer of INVESCO Trust Company (1988-1998).

NAME, YEAR OF BIRTH AND                     OFFICER
POSITION(S) HELD WITH COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------               -------      -------------------------------------------
William J. Galvin, Jr. -- 1956............   1992     Senior Vice President and Assistant Secretary
  Assistant Secretary                                 INVESCO Funds Group, Inc.; and Senior Vice
                                                      President and Assistant Secretary of INVESCO
                                                      Distributors, Inc.; formerly, Trust Officer of
                                                      INVESCO Trust Company (1995-1998).
Pamela J. Piro -- 1960....................   1999     Vice President and Assistant Treasurer of INVESCO
  Assistant Treasurer                                 Funds Group, Inc.; and Assistant Treasurer of
                                                      INVESCO Distributors, Inc.; formerly, Assistant
                                                      Vice President (1996-1997).
Tane T. Tyler -- 1965.....................   2002     Vice President and Assistant General Counsel of
  Assistant Secretary                                 INVESCO Funds Group, Inc.

                                   EXHIBIT D

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Companies, the following table sets forth certain information regarding the ownership as of July 25, 2003 of shares of common stock of each class of each of the Funds by the directors, nominees, and current executive officers of the Companies. No information is given as to a Fund or a class if a director, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                                                                       SHARES OWNED
                                                                     BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER               FUND (CLASS)          OF JULY 25, 2003     CLASS
--------------------------------               ------------          ----------------   ----------
Bob R. Baker...........................  INVESCO Balanced Fund              15.494          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund           81.405          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          44.174          *
                                           (Investor Class)
Sueann Ambron..........................  INVESCO Balanced Fund              39.733          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund          156.501          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          29.721          *
                                           (Investor Class)
Victor L. Andrews......................  INVESCO Balanced Fund              15.494          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund           81.405          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          44.174          *
                                           (Investor Class)
Lawrence H. Budner.....................  INVESCO Balanced Fund              15.494          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund       11,889.685          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          44.174          *
                                           (Investor Class)
James T. Bunch.........................  INVESCO Balanced Fund               9.556          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund           81.672          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          36.486          *
                                           (Investor Class)
Gerald J. Lewis........................  INVESCO Balanced Fund             454.295          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund          643.191          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          46.664          *
                                           (Investor Class)

                                                                       SHARES OWNED
                                                                     BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER               FUND (CLASS)          OF JULY 25, 2003     CLASS
--------------------------------               ------------          ----------------   ----------
John W. McIntyre.......................  INVESCO Balanced Fund           4,144.854          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund       10,557.602          *
                                           (Investor Class)
                                         INVESCO Total Return Fund          44.174          *
                                           (Investor Class)
Larry Soll, Ph.D. .....................  INVESCO Balanced Fund              15.494          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund          293.453          *
                                           (Investor Class)
                                         INVESCO Total Return Fund       1,065.694          *
                                           (Investor Class)
Pamela J. Piro.........................  INVESCO Balanced Fund             520.187          *
                                           (Investor Class)
Tane T. Tyler..........................  INVESCO Balanced Fund             836.720          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund          483.881          *
                                           (Investor Class)
All Directors, Nominees, and current
  Executive Officers as a Group........  INVESCO Balanced Fund           6,067.321          *
                                           (Investor Class)
                                         INVESCO Core Equity Fund       17,268.795          *
                                           (Investor Class)
                                         INVESCO Total Return Fund       1,355.261          *
                                           (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO COUNSELOR SERIES FUNDS, INC.

                                                                      SHARES OWNED
                                                                    BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                FUND (CLASS)        OF JULY 25, 2003     CLASS
--------------------------------                ------------        ----------------   ----------
Bob R. Baker.............................  INVESCO Advantage Fund      10,044.672         1.20%
                                             (Class A)
Sueann Ambron............................  INVESCO Advantage Fund          22.124            *
                                             (Class A)
Victor L. Andrews........................  INVESCO Advantage Fund           9.683            *
                                             (Class A)
Lawrence H. Budner.......................  INVESCO Advantage Fund           9.683            *
                                             (Class A)
James T. Bunch...........................  INVESCO Advantage Fund           9.683            *
                                             (Class A)
Gerald J. Lewis..........................  INVESCO Advantage Fund           9.683            *
                                             (Class A)
John W. McIntyre.........................  INVESCO Advantage Fund           9.683            *
                                             (Class A)
Larry Soll, Ph.D. .......................  INVESCO Advantage Fund      10,650.827         1.27%
                                             (Class A)
Pamela J. Piro...........................  INVESCO Advantage Fund         158.302            *
                                             (Class A)

                                                                      SHARES OWNED
                                                                    BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                FUND (CLASS)        OF JULY 25, 2003     CLASS
--------------------------------                ------------        ----------------   ----------
Tane T. Tyler............................  INVESCO Advantage Fund         214.064            *
                                             (Class A)
All Directors, Nominees, and current
  Executive Officers as a Group..........  INVESCO Advantage Fund      21,138.404         2.53%
                                             (Class A)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO SECTOR FUNDS, INC.

                                                                            SHARES OWNED
                                                                          BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND (CLASS)                OF JULY 25, 2003     CLASS
--------------------------------              ------------                ----------------   ----------
Bob R. Baker..................    INVESCO Energy Fund                             9.637            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund                25.421            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          53.724            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                1,040.459            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                        2,768.638            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           34.982            *
                                    (Investor Class)
                                  INVESCO Technology Fund                     4,618.763            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                11.578            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         16.660            *
                                    (Investor Class)
Sueann Ambron.................    INVESCO Energy Fund                             9.203            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund                22.704            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          40.486            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                   15.353            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                           13.673            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           13.849            *
                                    (Investor Class)
                                  INVESCO Technology Fund                        57.885            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                22.482            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         12.486            *
                                    (Investor Class)

                                                                            SHARES OWNED
                                                                          BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND (CLASS)                OF JULY 25, 2003     CLASS
--------------------------------              ------------                ----------------   ----------
Victor L. Andrews.............    INVESCO Energy Fund                             9.637            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund                25.421            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          53.724            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                   15.768            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                            6.624            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           34.982            *
                                    (Investor Class)
                                  INVESCO Technology Fund                        24.142            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                11.578            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         16.660            *
                                    (Investor Class)
Lawrence H. Budner............    INVESCO Energy Fund                             9.637            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund                34.732            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          53.724            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                1,375.087            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                        1,863.026            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           34.982            *
                                    (Investor Class)
                                  INVESCO Technology Fund                        25.342            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                11.578            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         16.660            *
                                    (Investor Class)
James T. Bunch................    INVESCO Energy Fund                             7.850            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund                17.487            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          59.953            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                    8.382            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                            4.787            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           17.415            *
                                    (Investor Class)
                                  INVESCO Technology Fund                        10.247            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                12.747            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                          5.779            *
                                    (Investor Class)

                                                                            SHARES OWNED
                                                                          BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND (CLASS)                OF JULY 25, 2003     CLASS
--------------------------------              ------------                ----------------   ----------
Richard W. Healey.............    INVESCO Leisure Fund                          612.847            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                65.837            *
                                    (Investor Class)
Gerald J. Lewis...............    INVESCO Energy Fund                           376.200            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund               264.702            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          59.953            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                    8.382            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                          192.467            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           17.415            *
                                    (Investor Class)
                                  INVESCO Technology Fund                       150.370            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund               259.396            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                          5.779            *
                                    (Investor Class)
John W. McIntyre..............    INVESCO Energy Fund                             9.637            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund               140.310            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund          53.724            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                   70.986            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                          727.490            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           34.982            *
                                    (Investor Class)
                                  INVESCO Technology Fund                        25.342            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund                11.578            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         16.660            *
                                    (Investor Class)

                                                                            SHARES OWNED
                                                                          BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND (CLASS)                OF JULY 25, 2003     CLASS
--------------------------------              ------------                ----------------   ----------
Larry Soll, Ph.D. ............    INVESCO Energy Fund                         4,190.669            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund             1,591.226            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund      15,588.993            *
                                    (Investor Class)
                                  INVESCO Health Science Fund                   981.229            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                        1,370.895            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund           34.982            *
                                    (Investor Class)
                                  INVESCO Technology Fund                     1,181.712            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund             1,365.124            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                         16.660            *
                                    (Investor Class)
Mark H. Williamson............    INVESCO Energy Fund                         5,918.042            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund             4,593.370            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                2,736.970            *
                                    (Investor Class)
                                  INVESCO Technology Fund                     5,533.400            *
                                    (Investor Class)
Ronald L. Grooms..............    INVESCO Technology Fund                       174.481            *
                                    (Investor Class)
William L. Galvin, Jr. .......    INVESCO Technology Fund                       940.735            *
                                    (Investor Class)
Pamela J. Piro................    INVESCO Financial Services Fund               695.762            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                  191.870            *
                                    (Investor Class)
                                  INVESCO Technology Fund                       245.554            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund               333.740            *
                                    (Investor Class)
Tane T. Tyler.................    INVESCO Energy Fund                           154.799            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund               313.196            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                  217.111            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                          353.956            *
                                    (Investor Class)
                                  INVESCO Technology Fund                       381.809            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund               520.837            *
                                    (Investor Class)

                                                                            SHARES OWNED
                                                                          BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER              FUND (CLASS)                OF JULY 25, 2003     CLASS
--------------------------------              ------------                ----------------   ----------
All Directors, Nominees, and
  current Executive Officers as
  a Group.....................    INVESCO Energy Fund                        10,695.311            *
                                    (Investor Class)
                                  INVESCO Financial Services Fund             7,724.331            *
                                    (Investor Class)
                                  INVESCO Gold and Precious Metals Fund      15,964.281            *
                                    (Investor Class)
                                  INVESCO Health Sciences Fund                6,661.597            *
                                    (Investor Class)
                                  INVESCO Leisure Fund                        7,914.403            *
                                    (Investor Class)
                                  INVESCO Real Estate Opportunity Fund          223.589            *
                                    (Investor Class)
                                  INVESCO Technology Fund                    13,369.782            *
                                    (Investor Class)
                                  INVESCO Telecommunications Fund             2,626.475            *
                                    (Investor Class)
                                  INVESCO Utilities Fund                        107.344            *
                                    (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO STOCK FUNDS, INC.

                                                                        SHARES OWNED
                                                                        BENEFICIALLY       PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER            FUND (CLASS)             AS OF JULY 25, 2003     CLASS
--------------------------------            ------------             -------------------   ----------
Bob R. Baker...................   INVESCO Dynamics Fund                   7,798.999            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       134.635            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund                9.706            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund       4,192.987            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund              5,313.271            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                  11.709            *
                                    (Investor Class)

                                                                        SHARES OWNED
                                                                        BENEFICIALLY       PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER            FUND (CLASS)             AS OF JULY 25, 2003     CLASS
--------------------------------            ------------             -------------------   ----------
Sueann Ambron..................   INVESCO Dynamics Fund                     106.268            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       176.534            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund               17.921            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.643            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund          63.082            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund                 11.469            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                   6.827            *
                                    (Investor Class)
Victor L. Andrews..............   INVESCO Dynamics Fund                      69.517            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       134.635            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund                9.706            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund          40.301            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund             19,373.010            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                  11.709            *
                                    (Investor Class)
Lawrence H. Budner.............   INVESCO Dynamics Fund                   2,691.675            *
                                    (Investor Class)
                                  INVESCO Growth Fund                     2,422.988            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund                9.706            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund       2,273.966            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund              6,472.615            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                  11.709            *
                                    (Investor Class)

                                                                        SHARES OWNED
                                                                        BENEFICIALLY       PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER            FUND (CLASS)             AS OF JULY 25, 2003     CLASS
--------------------------------            ------------             -------------------   ----------
James T. Bunch.................   INVESCO Dynamics Fund                      53.959            *
                                    (Investor Class)
                                  INVESCO Growth Fund                        76.147            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund                5.855            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund          14.160            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund                  7.110            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                   5.341            *
                                    (Investor Class)
Richard W. Healey..............   INVESCO Dynamics Fund                   2,425.701            *
                                    (Investor Class)
Gerald J. Lewis................   INVESCO Dynamics Fund                     721.077            *
                                    (Investor Class)
                                  INVESCO Growth Fund                     1,764.779            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund              558.391            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund         103.045            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund                  7.110            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                   5.341            *
                                    (Investor Class)
John W. McIntyre...............   INVESCO Dynamics Fund                   3,931.915            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       603.916            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund            4,851.858            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund          40.301            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund              8,088.585            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                  11.709            *
                                    (Investor Class)

                                                                        SHARES OWNED
                                                                        BENEFICIALLY       PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER            FUND (CLASS)             AS OF JULY 25, 2003     CLASS
--------------------------------            ------------             -------------------   ----------
Larry Soll, Ph.D. .............   INVESCO Dynamics Fund                   2,178.437            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       134.634            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund              905.168            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                 8.052            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund       4,873.560            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund                  8.737            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                  11.709            *
                                    (Investor Class)
Mark H. Williamson.............   INVESCO Dynamics Fund                  23,473.942            *
                                    (Investor Class)
William J. Galvin, Jr. ........   INVESCO Dynamics Fund                      17.711            *
                                    (Investor Class)
Pamela J. Piro.................   INVESCO Dynamics Fund                     486.897            *
                                    (Investor Class)
                                  INVESCO Growth Fund                       773.000            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund              548.529            *
                                    (Investor Class)
                                  INVESCO Small Company Growth Fund         226.344            *
                                    (Investor Class)
Tane T. Tyler..................   INVESCO Dynamics Fund                     508.180            *
                                    (Investor Class)
                                  INVESCO Growth Fund                     1,176.311            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund              785.370            *
                                    (Investor Class)
                                  INVESCO Small Company Growth Fund         738.787            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                 240.280            *
                                    (Investor Class)

                                                                        SHARES OWNED
                                                                        BENEFICIALLY       PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER            FUND (CLASS)             AS OF JULY 25, 2003     CLASS
--------------------------------            ------------             -------------------   ----------
All Directors, Nominees, and
  current Executive Officers as
  a Group......................   INVESCO Dynamics Fund                  44,464.278            *
                                    (Investor Class)
                                  INVESCO Growth Fund                     7,397.580            *
                                    (Investor Class)
                                  INVESCO Growth & Income Fund            7,702.210            *
                                    (Investor Class)
                                  INVESCO Mid-Cap Growth Fund                65.007            *
                                    (Class A)
                                  INVESCO Small Company Growth Fund      12,566.524            *
                                    (Investor Class)
                                  INVESCO S&P 500 Index Fund             39,281.907            *
                                    (Investor Class)
                                  INVESCO Value Equity Fund                 316.334            *
                                    (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class.

INVESCO TREASURER'S SERIES FUNDS, INC.

                                                                                    SHARES OWNED
                                                                                  BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/NOMINEE/OFFICER                  FUND (CLASS)                    OF JULY 25, 2003     CLASS
--------------------------------                  ------------                    ----------------   ----------
Bob R. Baker..................    INVESCO Treasurer's Money Market Reserve Fund           119.26           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             111.98           *
Sueann Ambron.................    INVESCO Treasurer's Money Market Reserve Fund           265.74           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             110.16           *
Victor L. Andrews.............    INVESCO Treasurer's Money Market Reserve Fund       170,818.79           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             111.98           *
Lawrence H. Budner............    INVESCO Treasurer's Money Market Reserve Fund       260,484.41           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             111.98           *
James T. Bunch................    INVESCO Treasurer's Money Market Reserve Fund           111.06           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             107.20           *
Gerald J. Lewis...............    INVESCO Treasurer's Money Market Reserve Fund           111.06           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             107.20           *
John W. McIntyre..............    INVESCO Treasurer's Money Market Reserve Fund       170,204.49           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             111.98           *
Larry Soll, Ph.D. ............    INVESCO Treasurer's Money Market Reserve Fund     1,820,884.61           *
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             111.98           *
Glen A. Payne.................    INVESCO Treasurer's Money Market Reserve Fund       188,056.80           *
William L. Galvin, Jr.........    INVESCO Treasurer's Money Market Reserve Fund        11,443.63           *
Pamela J. Piro................    INVESCO Treasurer's Money Market Reserve Fund        12,654.63           *
Tane T. Tyler.................    INVESCO Treasurer's Money Market Reserve Fund        45,541.49           *
All Directors, Nominees, and
  current Executive Officers as
  a Group.....................    INVESCO Treasurer's Money Market Reserve Fund     2,680,595.97        1.23%
                                  INVESCO Treasurer's Tax-Exempt Reserve Fund             874.46           *

---------------

* Less than 1% of the outstanding shares of the class.

                                   EXHIBIT E

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Companies owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
INVESCO COMBINATION STOCK & BOND FUNDS,
  INC.
INVESCO CORE EQUITY FUND
Charles Schwab & Co. Inc. .................    Investor Class        27,969,173.22          11.89%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Charles Schwab & Co. Inc. .................        Class A              193,028.23          48.82%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Disciplinary Board of the Supreme Court of
  Pennsylvania.............................        Class C               59,146.01           6.72%
  2 Lemonyne Dr. Fl 1
  Lemoyne, PA 17043-1226
Delaware Charter Guarantee & Trust.........        Class K            1,673,731.18          73.27%
  Principal Financial Group
  Attn: RIS NPIO Trade Desk
  711 High St.
  Des Monines, IA 50392-0001
Transamerica Life Ins. & Annuity Co. ......        Class K              433,261.98          18.97%
  Attn: Daisy Lo
  Retirement Services -- Separate Acct.
  P.O. Box 30368
  Los Angeles, CA 90030-0368
Saxon & Co. ...............................        Class K              136,811.72           5.99%
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001


INVESCO TOTAL RETURN FUND
Charles Schwab & Co. Inc. .................    Investor Class         4,762,107.92          13.16%
  Special Custody for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
Minnesota State............................    Investor Class         3,915,916.24          10.82%
  Deferred Compensation Plan TR
  State of Minnesota
  c/o Great West Recordkeeper
  8515 E. Orchard Rd. #2T2
  Englewood Co. 80111-5037
American Express Trust Tr. ................    Investor Class         3,781,341.33          10.45%
  American Express Trust
  Retirement Services Plan
  Attn: Chris Hunt
  P.O. Box 534
  Minneapolis, MN 55440-0534
FIIOC Agent................................    Investor Class         2,778,020.85           7.68%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Prudential Securities Inc. ................        Class A                5,040.48          22.71%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
American Enterprise Investment SVCS........        Class A                1,621.05           7.30%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO............        Class A                1,485.25           6.69%
  UBS-FINSVC CDN FBO
  Emilio Alonso
  P.O. Box 3321
  Weehawken, NJ 07086-8154
Charles Schwab& Co. Inc. ..................        Class A                1,443.66           6.50%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
American Enterprise Investment SVCS........        Class A                1,297.46           5.85%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Raymond James & Assoc. Inc. ...............        Class A                1,283.57           5.78%
  FBO DHARTE JR IRA
  880 Carillon Pkwy
  St. Petersburg, FL 33716-1100
American Enterprise Investment SVCS........        Class A                1,191.56           5.37%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment SVCS........        Class A                1,138.43           5.13%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Merrill Lynch..............................        Class B                3,891.50          14.27%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
American Enterprise Investment SVCS........        Class B                2,918.03          10.70%
  FBO 209998841
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Juneau Volunteer Fire Department...........        Class B                2,395.78           8.79%
  820 Glacier Ave.
  Juneau, AK 99801-1845
American Enterprise Investment SVCS........        Class B                1,517.99           5.57%
  FBO 187786881
  P.O. Box 9446
  Minneapolis, MN 55440-9446
UBS Financial Services Inc. FBO............        Class C                5,063.12          10.26%
  Sacred Heart Church
  Father Paul Manderfield
  P.O. Box 546
  Calumet, MI 49913-0546
AMVESCAP Nat'l TC Cust. Roth...............        Class C                5,002.84          10.14%
  David E. Robertson
  2100 White River Blvd #130
  Muncie, IN 47303-5241


INVESCO COUNSELOR SERIES FUNDS, INC.


INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES
  FUND
  Merrill Lynch............................        Class A            1,691,634.31           9.37%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Charles Schwab & Co. Inc. .................        Class A            1,371,552.86           7.60%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Merrill Lynch..............................        Class B                9,124.53          15.21%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Pershing LLC...............................        Class B                4,141.00           6.90%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
RBC Dain Rauscher..........................        Class B                3,719.80           6.20%
  Lawrence Blinn
  340 Lynn Cove Road
  Asheville, NC 28804-1915
Pershing LLC...............................        Class B                3,386.00           5.65%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Merrill Lynch..............................        Class C               10,239.91          36.73%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
Pershing LLC...............................        Class C                1,720.16           6.17%
  P.O. Box 2052
  Jersey City, NJ 07303-2052


INVESCO SECTOR FUNDS, INC.


INVESCO ENERGY FUND
Charles Schwab & Co. Inc. .................    Investor Class         3,752,323.39          30.13%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp. ............    Investor Class           945,984.52           7.60%
  The Exclusive Benefit of Cust
  Attn: Kate Recon
  One World Financial Center
  200 Liberty St. 5th Floor
  New York, NY 10281-5500
Charles Schwab & Co. Inc. .................        Class A              176,796.98          29.54%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
UBS Financial Services Inc. ...............        Class A               78,173.86          13.06%
  Alan D. Moore
  c/o Red Oak Capital
  15303 Dallas Pkwy.
  Suite 350, LB-45
  Addison, TX 75001-4677
Prudential Securities, Inc. ...............        Class A               46,975.81           7.85%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
Merrill Lynch..............................        Class A               31,520.18           5.27%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
AMVESCAP Nat'l TC Cust. IRA R/O............        Class B                6,682.11           6.24%
  Jeffrey D. Barrow
  17569 Plum Creek Trl.
  Chagrin Falls, OH 44023-5605
JPMorgan Chase Bank........................        Class K                9,509.86          27.93%
  Deloitte & Touche Profit Sharing
  Attn: Angela Ma
  3 Metrotech Ctr. Fl. 6
  Brooklyn, NY 11245-0001
Circle Trust Company Cust..................        Class K                6,171.89          18.13%
  Lynch Anselmo Ott Bryan & Co.
  401K Profit Sharing Plan
  Metro Center
  1 Station PL
  Stamford, CT 06902-6800

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
Circle Trust Company Cust..................        Class K                3,700.21          10.87%
  GOLDK Omnibus Account
  Metro Center
  1 Station PL
  Stanford, CT 06902-6800
MCB Trust Services Cust....................        Class K                2,677.93           7.86%
  Grand Vehicle Works Holdings C
  700 17th St. Ste. 300
  Denver, CO 80202-3531


INVESCO FINANCIAL SERVICES FUND
Charles Schwab & Co. Inc. .................    Investor Class        10,709,464.69          33.00%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp. ............    Investor Class         1,915,191.56           5.90%
  The Exclusive Benefit of Cust
  Attn: Kate Recon
  One World Financial Center
  200 Liberty St. 5th Floor
  New York, NY 10281-5500
Charles Schwab & Co. Inc. .................        Class A              105,283.90          46.31%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Merrill Lynch..............................        Class A               22,732.56          10.00%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Merrill Lynch..............................        Class C               46,506.60           8.92%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Transamerica Life Ins. & Annuity Co. ......        Class K               32,759.95          38.50%
  Attn: Daisy Lo
  Retirement Services -- Separate Acct.
  P.O. Box 30368
  Los Angeles, CA 90030-0368
Saxon & Co. ...............................        Class K               30,125.31          35.40%
  FBO 20-01-302-9912426
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
Circle Trust Co. ..........................        Class K                6,550.90           7.70%
  Pacific Coast Cabling Inc.
  401K PSP
  Metro Center
  One Station Pl.
  Stamford, CT 06902-6800

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------


INVESCO GOLD & PRECIOUS METALS FUND
Charles Schwab & Co. Inc. .................    Investor Class         8,119,441.27          22.15%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Mid Atlantic Capital Corp. Cust. ..........        Class A               75,413.67           6.83%
  Nutramax Laboratories, Inc.
  401K PSP
  2208 Lakeside Blvd.
  Edgewood, MD 21040-1102
Pershing LLC...............................        Class B               97,226.56           8.40%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Merrill Lynch..............................        Class C              153,099.97          14.85%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
William Heller.............................        Class C               60,613.40           5.88%
  418 S. Westgate Ave.
  Los Angeles, CA 90049-4210
AMVESCAP Nat'l TC Cust IRA.................        Class C               56,338.02           5.46%
  Eugene L. Todeschini
  15 Paradise Plz Apt. 301
  Sarasota, FL 34239-6905


INVESCO HEALTH SCIENCES FUND
Charles Schwab & Co. Inc. .................    Investor Class         5,635,575.35          23.28%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp. ............    Investor Class         1,311,968.42           5.42%
  The Exclusive Benefit of Cust
  Attn: Kate Recon
  One World Financial Center
  200 Liberty St. 5th Floor
  New York, NY 10281-5500
Charles Schwab & Co. Inc. .................        Class A               21,544.10          40.69%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Prudential Securities Inc. ................        Class A                3,050.15           5.76%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
Merrill Lynch..............................        Class B                1,442.23           6.47%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
American Enterprise Investment SVCS........        Class B                1,299.67           5.83%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Saxon & Co. ...............................        Class K               43,690.07          71.40%
  P.O. BOX 7780-1888
  Philadelphia, PA 19182-0001


INVESCO LEISURE FUND
Charles Schwab & Co. Inc. .................    Investor Class         4,751,845.32          27.17%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp. ............    Investor Class           939,793.11           5.37%
  The Exclusive Benefit of Cust
  Attn: Kate Recon
  One World Financial Center
  200 Liberty St. 5th Floor
  New York, NY 10281-5500
Charles Schwab & Co. Inc. .................        Class A              604,032.85          54.98%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Merrill Lynch..............................        Class C               44,113.27           6.33%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Delaware Charter Guarantee & Trust.........        Class K            2,363,582.56          91.56%
  Principal Financial Group
  Attn RIS NPIO Trade Desk
  711 High St.
  Des Moines, IA 50392-0001


INVESCO TECHNOLOGY FUND
State Street Global Adv TR.................  Institutional Class     50,051,194.99          99.98%
  Boeing Company Master Trust
  105 Rosemont Ave. WES1N
  Westwood, MA 02090-2318
Charles Schwab & Co. Inc. .................    Investor Class        12,883,740.71          25.33%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Charles Schwab & Co. Inc. .................        Class A               48,219.68          26.58%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
FTC & Co. .................................        Class A               22,131.67          12.20%
  DATALYNX
  P.O. Box 173736
  Denver, CO 80217-3736
American Enterprise Investment SVCS .......        Class B                2,728.51           6.98%
  P.O. Box 9446
  Minneapolis, MN 55440-9446
FISERV Securities Inc. ....................        Class B                2,653.97           6.79%
  FAO
  Attn Mutual Funds
  One Commerce Square
  2005 Market Street Suite 1200
  Philadelphia, PA 19103-7008
FISERV Securities Inc. ....................        Class B                2,143.68           5.48%
  FAO
  Attn Mutual Funds
  One Commerce Square
  2005 Market Street Suite 1200
  Philadelphia, PA 19103-7008
Transamerica Life Ins. & Annuity Co. ......        Class K              949,707.82          58.85%
  Attn: Daisy Lo
  Retirement Services -- Separate Acct.
  P.O. Box 30368
  Los Angeles, CA 90030-0368
Saxon & Co. ...............................        Class K              467,580.00          28.98%
  FBO
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001


INVESCO UTILITIES FUND
Charles Schwab & Co. Inc. .................    Investor Class         2,863,770.78          34.08%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Prudential Securities Inc. ................        Class A               44,878.96          55.49%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
Charles Schwab & Co. Inc. .................        Class A                9,087.74          11.24%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
UBS Financial Services, Inc. ..............        Class A                4,769.59           5.90%
  Dorothy S. Depp
  700 Ocean Aveue, Apt. 314
  Spring Lake, NJ 07762-3510
Pershing LLC...............................        Class A                4,284.24           5.30%
  P.O. Box 2052
  Jersey City, NJ 07303-2052

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
First Clearing Corporation ................        Class B                9,914.66          42.07%
  Edward J. Harper II IRA
  FFC Cust.
  P.O. Box 527
  Greenville, NC 27835-0527
UBS Financial Services Inc. FBO............        Class B                2,634.35          11.18%
  Eileen Gehring
  15 Macopin Court
  Livingston, NJ 07039-2948
UBS Financial Services Inc. ...............        Class B                2,517.62          10.68%
  Theresa Hampl
  136 Randolph Avenue
  Dumont, JN 07628-1927
UBS Financial Services Inc. ...............        Class B                2,012.07           8.54%
  Robert T. Harmon &
  Nancy Harmon JTWROS
  14 Schindler Court
  Chatham, NJ 07928-1938
UBS Financial Services Inc. FBO............        Class B                1,883.24           7.99%
  UBS-FINSVC CDN FBO
  Federick P. Schmitt
  P.O. Box 3321
  Weehawken, NJ 07086-8154
PACER 4....................................        Class C               46,355.09          25.35%
  A Partnership
  263 Avalon Ave.
  Ft. Lauderdale, FL 33308-3501
G&G Investment.............................        Class C               36,746.28          20.10%
  A Partnership
  3305 Spring Mountain Rd., Ste. 60
  Las Vegas, NV 89102-8624
Sherry B. Panzer...........................        Class C               25,340.73          13.86%
  10684 Quarterstaff Rd.
  Columbia, MD 21044-4154


INVESCO STOCK FUNDS, INC.
INVESCO DYNAMICS FUND
Northern Trust Co. FBO.....................  Institutional Class      1,385,945.97          59.00%
  Northern Trust TIP-DIV
  P.O. Box 92994
  Chicago, IL 60675-2994
American Express Trust TR..................  Institutional Class        586,821.73          24.98%
  American Express Trust
  Retirement Services Plans
  Attn: Chris Hunt
  P.O. Box 534
  Minneapolis, MN 55440-0534
Holdon.....................................  Institutional Class        248,211.53          10.57%
  c/o Sky Trust
  P.O. Box 419
  Findlay, OH 45839-0419

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
Charles Schwab & Co. Inc. .................    Investor Class        34,156,389.36          11.32%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
FIIOC Agent................................    Investor Class        23,733,680.67           7.86%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Connecticut General Life Ins. .............    Investor Class        20,852,667.56           6.91%
  c/o Hector Flores H18D
  One Commercial Plaza
  280 Trumbull St.
  Hartford, CT 06103-3509
Charles Schwab & Co. Inc. .................        Class A              274,690.84          38.43%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Prudential Securities Inc. ................        Class A               57,423.04           8.03%
  Attn: Mutual Funds
  1 New York Plaza
  New York, NY 10004-1901
Dean Witter for the Benefit of.............        Class A               51,598.65           7.22%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250
Dean Witter for the Benefit of.............        Class A               49,762.09           6.96%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250
Dean Witter for the Benefit of.............        Class A               49,592.45           6.94%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250
Dean Witter for the Benefit of.............        Class A               49,576.96           6.94%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250
Dean Witter for the Benefit of.............        Class A               39,881.65           5.58%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250
Merrill Lynch..............................        Class B               15,519.60          14.43%
  4800 Dear Lake Drive East
  Jacksonville, FL 32246-6486

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
First Clearing Corporation.................        Class B                7,311.61           6.80%
  John B. Shaw IRA
  FCC as Custodian
  269 Abbey Rd.
  Noblesville, IN 46060-5453
American Enterprise Investment Svcs. ......        Class B                5,687.77           5.29%
  P.O. Box 9446
  Minneapolish, MN 55440-9446
Saxon & Co. ...............................        Class K            2,748,346.22          77.63%
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
Transamerica Life Ins. & Annuity Co. ......        Class K              314,751.00           8.89%
  Attn: Daisy Lo
  Retirement Services -- Separate Acct.
  P.O. Box 30368
  Los Angeles, CA 90030-0368


INVESCO MID-CAP GROWTH FUND
Charles Schwab & Co. Inc. .................  Institutional Class         22,526.45          24.91%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Kenneburt & Co. Cust.......................  Institutional Class         18,229.55          20.16%
  Expediter Omnibus CC Amsouth Bank
  250 Riverchase Pkwy E. Fl. 5
  Birmingham, AL 35244-1832
Nat'l Financial Services Corp. ............  Institutional Class         16,956.92          18.75%
  The Exclusive Benefit of Cust
  Attn Kate Recon
  One World Financial Center
  200 Liberty Street 5th Flr.
  New York, NY 10281-5500
Hollowwave & Co. ..........................  Institutional Class         15,364.41          16.99%
  Attn: Mutual Fund Department
  100 Federal St. 37th FL
  Boston, MA 02110-1802
Charles Schwab & Co. Inc. .................        Class A              227,946.58          49.41%
  Special Custody Acct for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Merrill Lynch..............................        Class A               36,532.83           7.92%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Merrill Lynch..............................        Class B               18,785.16          10.49%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
AMVESCAP Nat'l TC Cust IRA R/O.............        Class B               14,031.81           7.84%
  Jeffrey D. Barrow
  17569 Plum Creek Trl
  Chagrin Falls, OH 44023-5605
Merrill Lynch..............................        Class C               14,849.01           8.86%
  4800 Deer Lake Dr East
  Jacksonville, FL 32246-6486
Robert J. Salmen...........................        Class C                9,887.93           5.90%
  Tod Frances J. Salmen
  7303 Bainbridge Solon Rd
  Chagrin Falls, OH 44023-1403


INVESCO SMALL COMPANY GROWTH FUND
Charles Schwab & Co. Inc. .................    Investor Class         9,598,773.39          10.82%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Connecticut General Life Ins. .............    Investor Class         8,162,558.77           9.20%
  c/o Hector Flores H18D
  One Commercial Plaza
  280 Trumbull St.
  Hartford, CT 06103-3509
FILOC Agent................................    Investor Class         7,223,108.13           8.15%
  Employee Benefit Plans
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Nationwide Life Insurance Co. .............    Investor Class         5,584,095.24           6.30%
  QPVA (EISP)
  IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
American Express Trust TR..................    Investor Class         4,710.979.16           5.31%
  American Express Trust
  Retirement Services Plans
  Attn: Chris Hunt
  P.O. Box 534
  Minneapolis, MN 55440-0534
Charles Schwab & Co. Inc. .................        Class A              145,984.08          20.79%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Dean Witter for the Benefit of.............        Class A               62,678.85           8.93%
  Man Financial Inc.
  P.O. Box 250
  New York, NY 10008-0250

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
Dain Rauscher Inc. FBO.....................        Class A               49,207.87           7.01%
  Marsha S. Glazer TTEE
  Marsha S. Glazer Charitable
  Remainder Unitrust A DTD
  3/14/95 MSG Managed CRUT Funds
  P.O. Box 997
  Mercer Island, WA 98040-0997
Dain Rauscher Inc. FBO.....................        Class A               49,149.01           7.00%
  Marsha S. Glazer TTEE
  Marsha S. Glazer Charitable
  Remainder Unitrust B 3/14/95
  MSG Managed CRUT Funds
  P.O. Box 997
  Mercer Island, WA 98040-0997
American Enterprise Investment Svcs. ......        Class B                4,237.29          10.29%
  FBO
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Merrill Lynch..............................        Class B                3,199.81           7.77%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
American Enterprise Investment Svcs. ......        Class B                2,581.50           6.27%
  FBP 205712531
  P.O. Box 9446
  Minneapolis, MN 55440-9446
First Clearing Corporation.................        Class C               12,205.00           6.96%
  A/C 7249-8795
  Lexcom Telephone Co. VEBA Acct.
  PMAP Small Growth
  P.O. Box 808
  Lexington, NC 27293-0808
A G Edwards & Sons.........................        Class C               11,430.25           6.52%
  Custodian for
  Bruce L. Vernon
  Rollover IRA Account
  229 Timbercrest CT.
Delaware Charter Guarantee & Trust.........        Class K            9,263,448.64          98.40%
  Principal Financial Group
  Attn: RIS NPIO Trade Desk
  711 High St.
  Des Moines, IA 50392-0001


INVESCO S&P 500 INDEX FUND
Wilmington Trust Comp TTEE.................  Institutional Class        327,947.25          77.13%
  FBO Bonestroo, Rosene,
  Anderlink & Assoc. PSP
  301 W. 11th St.
  Wilmington, DE 19801-1519
INVESCO Trust Co. TR.......................  Institutional Class         56,967.16          13.40%
  REA Magnet Wire Company Inc.
  Executive Deferred Comp Plan
  3600 East Pontiac Street
  Fort Wayne, IN 46803-3804

                                                                   NUMBER OF SHARES   PERCENT OF CLASS
NAME AND ADDRESS OF RECORD OWNER                FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
--------------------------------                ------------       ----------------   ----------------
INVESCO Trust Co. TR.......................  Institutional Class         29,902.51           7.03%
  REA Magnet Wire Company Inc.
  Supplemental Exec Retirement Plan
  3600 East Pontiac Street
  Fort Wayne, IN 46803-3804
AMVESCAP Nat'l Trust Co. TTEE..............    Investor Class         1,671,476.15           8.93%
  FBO Baldor Electric Co. Employees
  Profit Sharing and Savings Plan
  1315 Peachtree St. NE Ste. 201
  Atlanta, GA 30309-3503


INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO TREASURER'S MONEY MARKET RESERVE
  FUND
AMVESCAP Nat'l TC Cust. ...................    Investor Class        25,872,909.00          11.88%
  Paychex Inc.
  401K Incentive Retirement Plan
  911 Panorama Trail
  Rochester, NY 14625-2311


INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND
Alice H. Richards..........................    Investor Class         5,188,464.50          11.13%
  P.O. Box 400
  Carrollton, GA 30112-0007
Neil Kurtz.................................    Investor Class         3,113,807.40           6.68%
  Susan E. Kurtz JT TEN
  1919 14th Street Ste. 330
  Boulder, CO 80302-5321
Ralph H. or Lynne J. Jenkins Jr. ..........    Investor Class         2,406,063.03           5.16%
  JT WROS
  39 Woodcrest Ave.
  Atlanta, GA 30309-1535

---------------

* The Companies have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT F

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each director and nominee as of December 31, 2002 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex.

                                                              DOLLAR RANGE OF EQUITY
                                                               SECURITIES PER FUND
                                                              ----------------------
                                                               INTERESTED DIRECTOR
                                                              ----------------------
                                                                MARK H. WILLIAMSON
                                                              ----------------------
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund....................................                 None
INVESCO Total Return Fund...................................                 None
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health Sciences Fund...............                 None
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund.........................................        Over $100,000
INVESCO Financial Services Fund.............................     $50,001-$100,000
INVESCO Gold & Precious Metals Fund.........................                 None
INVESCO Health Sciences Fund................................           $1-$50,000
INVESCO Leisure Fund........................................           $1-$50,000
INVESCO Technology Fund.....................................                 None
INVESCO Utilities Fund......................................                 None
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund.......................................        Over $100,000
INVESCO Mid-Cap Growth Fund.................................                 None
INVESCO Small Company Growth Fund...........................                 None
INVESCO S&P 500 Index Fund..................................                 None
INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO Treasurer's Money Market Reserve Fund...............                 None
INVESCO Treasurer's Tax-Exempt Reserve Fund.................                 None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen By Director in
  the INVESCO Funds Complex.................................        Over $100,000

                                                              DOLLAR RANGE OF EQUITY
                                                               SECURITIES PER FUND
                                                              ----------------------
                                                                INTERESTED NOMINEE
                                                              ----------------------
                                                                 ROBERT H. GRAHAM
                                                              ----------------------
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund....................................           None
INVESCO Total Return Fund...................................           None
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health Sciences Fund...............           None
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund.........................................           None
INVESCO Financial Services Fund.............................           None
INVESCO Gold & Precious Metals Fund.........................           None
INVESCO Health Sciences Fund................................           None
INVESCO Leisure Fund........................................           None
INVESCO Technology Fund.....................................           None
INVESCO Utilities Fund......................................           None
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund.......................................           None
INVESCO Mid-Cap Growth Fund.................................           None
INVESCO Small Company Growth Fund...........................           None
INVESCO S&P 500 Index Fund..................................           None
INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO Treasurer's Money Market Reserve Fund
INVESCO Treasurer's Tax-Exempt Reserve Fund.................           None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen By Director in
  the INVESCO
  Funds Complex.............................................           None

                                                    DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                      ----------------------------------------------------------------------
                                                              INDEPENDENT DIRECTORS
                                      ----------------------------------------------------------------------
                                           BOB R.           JAMES T.         GERALD J.           LARRY
                                           BAKER             BUNCH             LEWIS          SOLL, PH.D.
                                      ----------------  ----------------  ----------------  ----------------
INVESCO COMBINATION STOCK & BOND
  FUNDS, INC.
INVESCO Core Equity Fund............        $1-$10,000        $1-$10,000        $1-$10,000        $1-$10,000
INVESCO Total Return Fund...........        $1-$10,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health
  Sciences Fund.....................        $1-$10,000        $1-$10,000        $1-$10,000     Over $100,000
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund.................              None        $1-$10,000        $1-$10,000  $50,001-$100,000
INVESCO Financial Services Fund.....        $1-$10,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO Gold & Precious Metals
  Fund..............................              None        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO Health Sciences Fund........  $50,001-$100,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO Leisure Fund................  $50,001-$100,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO Technology Fund.............   $10,001-$50,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO Utilities Fund..............        $1-$10,000        $1-$10,000        $1-$10,000        $1-$10,000
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund...............   $10,001-$50,000   $10,001-$50,000        $1-$10,000        $1-$10,000
INVESCO Mid-Cap Growth Fund.........        $1-$10,000        $1-$10,000        $1-$10,000        $1-$10,000
INVESCO Small Company Growth Fund...   $10,001-$50,000        $1-$10,000        $1-$10,000   $10,001-$50,000
INVESCO S&P 500 Index Fund..........        $1-$10,000        $1-$10,000        $1-$10,000        $1-$10,000
INVESCO TREASURER'S SERIES FUNDS,
  INC.
INVESCO Treasurer's Money Market
  Reserve Fund......................        $1-$10,000        $1-$10,000        $1-$10,000     Over $100,000
INVESCO Treasurer's Tax-Exempt
  Reserve Fund......................        $1-$10,000        $1-$10,000        $1-$10,000        $1-$10,000
Aggregate Dollar Range of Equity
  Securities in All Registered
  Investment Companies Overseen By
  Director in the INVESCO Funds
  Complex...........................     Over $100,000  $50,001-$100,000  $50,001-$100,000     Over $100,000

                                                          DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                   ---------------------------------------------------------
                                                                     INDEPENDENT NOMINEES
                                                   ---------------------------------------------------------
                                                   FRANK S.    BRUCE L.    ALBERT R.    EDWARD K.    JACK M.
                                                    BAYLEY     CROCKETT     DOWDEN      DUNN, JR.    FIELDS
                                                   --------    --------    ---------    ---------    -------
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund.........................    None        None        None         None        None
INVESCO Total Return Fund........................    None        None        None         None        None
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health Sciences Fund....    None        None        None         None        None
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund..............................    None        None        None         None        None
INVESCO Financial Services Fund..................    None        None        None         None        None
INVESCO Gold & Precious Metals Fund..............    None        None        None         None        None
INVESCO Health Sciences Fund.....................    None        None        None         None        None
INVESCO Leisure Fund.............................    None        None        None         None        None
INVESCO Technology Fund..........................    None        None        None         None        None
INVESCO Utilities Fund...........................    None        None        None         None        None
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund............................    None        None        None         None        None
INVESCO Mid-Cap Growth Fund......................    None        None        None         None        None
INVESCO Small Company Growth Fund................    None        None        None         None        None
INVESCO S&P 500 Index Fund.......................    None        None        None         None        None
INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO Treasurer's Money Market Reserve Fund....    None        None        None         None        None
INVESCO Treasurer's Tax-Exempt Reserve Fund......    None        None        None         None        None
Aggregate Dollar Range of Equity Securities in
  All Registered Investment Companies Overseen by
  Director in the INVESCO Funds Complex..........    None        None        None         None        None

                                                           DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                    ---------------------------------------------------------
                                                                      INDEPENDENT NOMINEES
                                                    ---------------------------------------------------------
                                                       CARL         PREMA       LEWIS F.   RUTH H.   LOUIS S.
                                                    FRISCHLING   MATHAI-DAVIS   PENNOCK    QUIGLEY    SKLAR
                                                    ----------   ------------   --------   -------   --------
INVESCO COMBINATION STOCK & BOND FUNDS, INC.
INVESCO Core Equity Fund..........................     None          None         None      None       None
INVESCO Total Return Fund.........................     None          None         None      None       None
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health Sciences Fund.....     None          None         None      None       None
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund...............................     None          None         None      None       None
INVESCO Financial Services Fund...................     None          None         None      None       None
INVESCO Gold & Precious Metals Fund...............     None          None         None      None       None
INVESCO Health Sciences Fund......................     None          None         None      None       None
INVESCO Leisure Fund..............................     None          None         None      None       None
INVESCO Technology Fund...........................     None          None         None      None       None
INVESCO Utilities Fund............................     None          None         None      None       None
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund.............................     None          None         None      None       None
INVESCO Mid-Cap Growth Fund.......................     None          None         None      None       None
INVESCO Small Company Growth Fund.................     None          None         None      None       None
INVESCO S&P 500 Index Fund........................     None          None         None      None       None
INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO Treasurer's Money Market Reserve Fund.....     None          None         None      None       None
INVESCO Treasurer's Tax-Exempt Reserve Fund.......     None          None         None      None       None
Aggregate Dollar Range of Equity Securities in All
  Registered Investment Companies Overseen by
  Director in the INVESCO Funds Complex...........     None          None         None      None       None

                                   EXHIBIT G

                          CURRENT ADVISORY AGREEMENTS

                                                     DATE INVESCO BECAME
                                                    ADVISOR UNDER CURRENT   DATE LAST SUBMITTED TO
NAME OF FUND                                         ADVISORY AGREEMENT     A VOTE OF SHAREHOLDERS
------------                                        ---------------------   ----------------------
INVESCO Core Equity Fund..........................  May 28, 1999(1)                          N/A
INVESCO Total Return Fund.........................  May 28, 1999(1)                          N/A
INVESCO Dynamics Fund.............................  February 28, 1997        January 31, 1997(2)
INVESCO Small Company Growth Fund.................  July 15, 1999(1)                         N/A
INVESCO Mid-Cap Growth Fund.......................  November 30, 2002(1)                     N/A
INVESCO S&P 500 Index Fund........................  July 15, 1999(1)                         N/A
INVESCO Treasurer's Money Market Reserve Fund.....  February 28, 1997        January 31, 1997(2)
INVESCO Treasurer's Tax-Exempt Reserve Fund.......  February 28, 1997        January 31, 1997(2)
INVESCO Advantage Global Health Sciences Fund.....  May 15, 2001(1)                          N/A
INVESCO Energy Fund...............................  February 28, 1997        January 31, 1997(2)
INVESCO Financial Services Fund...................  February 28, 1997        January 31, 1997(2)
INVESCO Gold & Precious Metals Fund...............  February 28, 1997        January 31, 1997(2)
INVESCO Health Sciences Fund......................  February 28, 1997        January 31, 1997(2)
INVESCO Leisure Fund..............................  February 28, 1997        January 31, 1997(2)
INVESCO Technology Fund...........................  February 28, 1997        January 31, 1997(2)
INVESCO Utilities Fund............................  February 28, 1997        January 31, 1997(2)

---------------

(1) The applicable Fund's initial shareholder initially approved the agreement and such Fund's public shareholders have not subsequently voted on the agreement.

(2) Shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement, with the same parties and on terms substantially identical to the then-existing investment advisory agreement. Such approval was necessary because the then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of the applicable Fund's investment advisor.

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of each principal executive officer and director is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                           POSITION WITH AIM                     PRINCIPAL OCCUPATION
----                           -----------------                     --------------------
Mark H. Williamson....  Director, Chairman and           Director, President and Chief Executive
                        President                        Officer, A I M Management Group Inc.;
                                                         Director, Chairman and President, A I M
                                                         Advisors, Inc. (registered investment
                                                         advisor); Director, A I M Distributors, Inc.
                                                         (registered broker dealer); and Chief
                                                         Executive Officer of the AIM Division of
                                                         AMVESCAP PLC
Kevin M. Carome.......  Director, Senior Vice            Director, Senior Vice President, Secretary
                        President, General Counsel and   and General Counsel, A I M Management Group
                        Secretary                        Inc.; Vice President, A I M Capital
                                                         Management Inc., A I M Distributors, Inc.
                                                         and A I M Fund Services, Inc., and Director,
                                                         Vice President and General Counsel, Fund
                                                         Management Company
Gary T. Crum..........  Director and Senior Vice         Chairman, Director and Director of
                        President                        Investments, A I M Capital Management, Inc.;
                                                         Director and Executive Vice President, A I M
                                                         Management Group Inc.; Director, A I M
                                                         Distributors, Inc. and AMVESCAP PLC
Dawn M. Hawley........  Director, Senior Vice President  Director, Senior Vice President and Chief
                        and Chief Financial Officer      Financial Officer, A I M Management Group
                                                         Inc.; Vice President and Treasurer, A I M
                                                         Capital Management, Inc. and A I M
                                                         Distributors, Inc.; Director, Vice President
                                                         and Chief Financial Officer, A I M Fund
                                                         Services, Inc.; and Vice President and Chief
                                                         Financial Officer, Fund Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Each Company pays INVESCO Funds Group, Inc., out of the assets of the applicable Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of such Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of such Fund.

                                                                                   NET FEES PAID TO       FEE WAIVERS OR
                                                              TOTAL NET ASSETS       INVESCO FUNDS           EXPENSE
                                                                FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                                             RECENTLY COMPLETED      MOST RECENTLY      THE MOST RECENTLY
                              ANNUAL RATE (BASED ON AVERAGE   FISCAL PERIOD OR     COMPLETED FISCAL      COMPLETED FISCAL
NAME OF COMPANY AND FUND            DAILY NET ASSETS)               YEAR            PERIOD OR YEAR        PERIOD OR YEAR
------------------------      -----------------------------  ------------------   -------------------   ------------------
INVESCO COMBINATION STOCK &
  BONDS FUNDS, INC.
INVESCO Core Equity Fund....  0.60% of the first $350          $2,555,741,922         $12,777,391           $  132,953
                              million; 0.55% of the next
                              $350 million;
                              0.50% of the next $1.3
                              billion;
                              0.45% of the next $2 billion;
                              0.40% of the next $2 billion;
                              0.375% of the next 2 billion;
                              0.35% of the excess over $8
                              billion
INVESCO Total Return Fund...  0.75% of the first $500          $  812,689,869         $ 4,061,668           $2,095,217
                              million;
                              0.65% of the next $500
                              million;
                              0.50% over $1 billion up to
                              $2 billion;
                              0.45% over $2 billion up to
                              $4 billion;
                              0.40% over $4 billion up to
                              $6 billion;
                              0.375% over $6 billion up to
                              $8 billion;
                              0.35% over $8 billion
INVESCO COUNSELOR SERIES
  FUNDS, INC.
INVESCO Advantage Global
  Health Sciences Fund......  1.50% of all assets(1)           $  276,419,108         $ 5,576,229                    0
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund.........  0.75% of the first $350          $  251,511,683         $ 2,155,504           $   25,187
                              million;
                              0.65% of the next $350
                              million;
                              0.55% of the next $1.3
                              billion;
                              0.45% of the next $2 billion;
                              0.40% of the next $2 billion;
                              0.375% of the next $2
                              billion;
                              0.35% of the excess over $8
                              billion
INVESCO Financial Services
  Fund......................  0.75% of the first $350          $  752,113,843         $ 6,230,824           $    9,970
                              million;
                              0.65% of the next $350
                              million;
                              0.55% of the next $1.3
                              billion;
                              0.45% of the next $2 billion;
                              0.40% of the next $2 billion;
                              0.375% of the next $2
                              billion;
                              0.35% of the excess over $8
                              billion

                                                                                   NET FEES PAID TO       FEE WAIVERS OR
                                                              TOTAL NET ASSETS       INVESCO FUNDS           EXPENSE
                                                                FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                                             RECENTLY COMPLETED      MOST RECENTLY      THE MOST RECENTLY
                              ANNUAL RATE (BASED ON AVERAGE   FISCAL PERIOD OR     COMPLETED FISCAL      COMPLETED FISCAL
NAME OF COMPANY AND FUND            DAILY NET ASSETS)               YEAR            PERIOD OR YEAR        PERIOD OR YEAR
------------------------      -----------------------------  ------------------   -------------------   ------------------
INVESCO Gold & Precious
  Metals Fund...............  0.75% of the first $350          $  104,676,450         $   871,995           $      431
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO Health Sciences
  Fund......................  0.75% of the first $350          $  966,953,166         $ 7,255,092           $   46,227
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO Leisure Fund........  0.75% of the first $350          $  656,783,729         $ 4,819,553           $  213,960
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO Technology Fund.....  0.75% of the first $350          $1,593,475,938         $11,440,472           $  233,001
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO Utilities Fund......  0.75% of the first $350          $   74,058,091         $   123,034           $  543,805
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund.......  0.60% of the first $350          $3,773,925,748         $24,338,460           $1,073,896
                              million; 0.55% of the next
                              $350 million; 0.50% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.37% of
                              the next $2 billion; 0.35% of
                              the excess over $8 billion
INVESCO Mid-Cap Growth
  Fund......................  1.00% of average daily net       $   13,435,007                   0           $  149,818
                              assets

                                                                                   NET FEES PAID TO       FEE WAIVERS OR
                                                              TOTAL NET ASSETS       INVESCO FUNDS           EXPENSE
                                                                FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                                             RECENTLY COMPLETED      MOST RECENTLY      THE MOST RECENTLY
                              ANNUAL RATE (BASED ON AVERAGE   FISCAL PERIOD OR     COMPLETED FISCAL      COMPLETED FISCAL
NAME OF COMPANY AND FUND            DAILY NET ASSETS)               YEAR            PERIOD OR YEAR        PERIOD OR YEAR
------------------------      -----------------------------  ------------------   -------------------   ------------------
INVESCO Small Company Growth
  Fund......................  0.75% of the first $350          $  870,731,905         $ 7,550,462           $   14,378
                              million; 0.65% of the next
                              $350 million; 0.55% of the
                              next $1.3 billion; 0.45% of
                              the next $2 billion; 0.40% of
                              the next $2 billion; 0.375%
                              of the next $2 billion; 0.35%
                              of the excess over $8 billion
INVESCO S&P 500 Index
  Fund......................  0.25% of all assets              $  135,915,834                   0           $  503,524
INVESCO TREASURER'S SERIES
  FUNDS, INC.
INVESCO Treasurer's Money
  Market Reserve Fund.......  0.25% of all assets              $  493,552,747         $ 1,419,873                  N/A
INVESCO Treasurer's Tax-
  Exempt Reserve Fund.......  0.25% of all assets              $   45,012,930         $   124,128                  N/A

---------------

(1) As compensation for its services to the Funds, INVESCO Funds Group receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage Global Health Sciences Fund is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For this Fund the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index" and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences
    Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO Funds Group will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage Global Health Sciences Fund. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Global Health Sciences Fund.

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by each Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                  INVESCO                   INVESCO               INVESCO
NAME OF FUND                             (ADMINISTRATIVE SERVICES)*   DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                             --------------------------   --------------------   -----------------
INVESCO Core Equity Fund...............          $1,148,535                $5,606,408           $ 5,555,930
INVESCO Total Return Fund..............          $  402,096                $1,429,081           $ 3,876,792
INVESCO Dynamics Fund..................          $2,474,447                $5,330,237           $22,038,510
INVESCO Small Company Growth Fund......          $  543,032                $1,250,522           $ 4,970,823
INVESCO Mid-Cap Growth Fund............          $   14,545                         0           $    29,391
INVESCO S&P 500 Index Fund.............          $   70,123                $  178,558           $   393,798
INVESCO Treasurer's Money Market
  Reserve Fund.........................                   0                         0                     0
INVESCO Treasurer's Tax-Exempt Reserve
  Fund.................................                   0                         0                     0
INVESCO Advantage Global Health
  Sciences Fund........................          $  190,774                         0           $   680,449
INVESCO Energy Fund....................          $  141,109                $  334,698           $ 1,421,179
INVESCO Financial Services Fund........          $  434,701                $1,184,831           $ 3,286,277
INVESCO Gold & Precious Metals Fund....          $   62,346                $  193,127           $   663,698
INVESCO Health Sciences Fund...........          $  521,471                $1,572,014           $ 4,499,468
INVESCO Leisure Fund...................          $  337,249                $  795,255           $ 3,196,058
INVESCO Technology Fund................          $  892,715                $1,477,101           $10,338,284
INVESCO Utilities Fund.................          $   50,010                $  127,069           $   560,954

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Core Equity Fund and INVESCO Total Return Fund.

                                                                                              FEE WAIVER,
                                                                                          EXPENSE LIMITATIONS
                                                                                            AND/OR EXPENSE
                                                                  TOTAL NET ASSETS          REIMBURSEMENTS
                                                                    FOR THE MOST             FOR THE MOST
                                       ANNUAL RATE               RECENTLY COMPLETED       RECENTLY COMPLETED
NAME OF FUND               (BASED ON AVERAGE DAILY NET ASSETS)  FISCAL PERIOD OR YEAR    FISCAL PERIOD OR YEAR
------------               -----------------------------------  ---------------------   -----------------------
AIM Global Utilities
  Fund...................  0.60% of the first $200 million;         $157,083,619        Waive 0.02% of advisory
                           0.50% of the next $300 million;                              fee on average net
                           0.40% of the next $500 million;                              assets
                           0.30% of the excess over $1 billion
AIM International Core
  Equity Fund............  1.00%                                    $ 90,235,884        N/A
AIM Real Estate Fund.....  0.90%                                    $193,700,806        N/A
AIM V.I. Global Utilities
  Fund...................  0.65% of the first $250 million;         $ 21,034,499        Waive advisory fees to
                           0.60% of the excess over $250                                extent necessary to
                           million                                                      limit expenses
                                                                                        (excluding Rule 12b-1
                                                                                        plan fees, if any,
                                                                                        interest, taxes,
                                                                                        dividend expense on
                                                                                        short sales,
                                                                                        extraordinary items and
                                                                                        increases in expenses
                                                                                        due to expense offset
                                                                                        arrangements, if any)
                                                                                        of each Series to 1.30%

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Advantage Global Health Sciences Fund, INVESCO Dynamics Fund, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Mid-Cap Growth Fund, INVESCO Small Company Growth Fund, INVESCO S&P 500 Index Fund and INVESCO Technology Fund.

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Aggressive Growth Fund........  0.80% of the first $150        $2,098,074,956      Waive 0.025% on each $5
                                    million;                                           billion increment on net
                                    0.625% of the excess over                          assets over $5 billion, up
                                    $150 million                                       to a maximum waiver of
                                                                                       0.175% on net assets in
                                                                                       excess of $35 billion
AIM Capital Development Fund......  0.75% of the first $350        $  859,038,420      N/A
                                    million;
                                    0.625% of the excess over
                                    $350 million
AIM Charter Fund..................  1.00% of the first $30         $3,473,400,686      Waive 0.025% on each $5
                                    million;                                           billion increment on net
                                    0.75% over $30 million up                          assets over $5 billion, up
                                    to and including $150                              to a maximum waiver of
                                    million; 0.625% of the                             0.175% on net assets in
                                    excess over $150 million                           excess of $35 billion
AIM Constellation Fund............  1.00% of the first $30         $7,712,712,838      Waive 0.025% on each $5
                                    million;                                           billion increment on net
                                    0.75% over $30 million up                          assets over $5 billion, up
                                    to and including $150                              to a maximum waiver of
                                    million; 0.625% of the                             0.175% on net assets in
                                    excess over $150 million                           excess of $35 billion
AIM Core Strategies Fund..........  0.75% of the first $1          $      799,226      Waive advisory fee and/or
                                    billion; 0.70% over $1                             reimburse expenses on
                                    billion up to and                                  Class A, Class B and Class
                                    including $2 billion;                              C to extent necessary to
                                    0.625% of the excess over                          limit Total Operating
                                    $2 billion                                         Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.75%
AIM Dent Demographic Trends
  Fund............................  0.85% of the first $2          $  501,855,692      N/A
                                    billion; 0.80% of the
                                    excess over $2 billion
AIM Emerging Growth Fund..........  0.85% of the first $1          $  105,075,644      N/A
                                    billion; 0.80% of the
                                    excess over $1 billion

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Large Cap Growth Fund.........  0.75% of the first $1          $  245,944,356      Waive advisory fee and/or
                                    billion; 0.70% over $1                             reimburse expenses on
                                    billion up to and                                  Class A, Class B and Class
                                    including $2 billion;                              C to extent necessary to
                                    0.625% of the excess over                          limit Total Operating
                                    $2 billion                                         Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.95%
AIM Mid Cap Growth Fund...........  0.80% of the first $1          $  138,528,944      N/A
                                    billion; 0.75% of the
                                    excess over $1 billion
AIM U.S. Growth Fund..............  0.75% of the first $1          $      976,335      Waive advisory fee and/or
                                    billion; 0.70% over $1                             reimburse expenses on
                                    billion up to and                                  Class A, Class B and Class
                                    including $2 billion;                              C to extent necessary to
                                    0.625% of the excess over                          limit Total Operating
                                    $2 billion                                         Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.75%
AIM Weingarten Fund...............  1.00% of the first $30         $2,726,296,882      Waive 0.025% on each $5
                                    million;                                           billion increment on net
                                    0.75% over $30 million up                          assets over $5 billion, up
                                    to and including $350                              to a maximum waiver of
                                    million; 0.625% of the                             0.175% on net assets in
                                    excess over $350 million                           excess of $35 billion
AIM Global Value Fund.............  0.85% of the first $1          $   12,794,786      Waive advisory fee and/or
                                    billion; 0.80% of the                              reimburse expenses on
                                    excess over $1 billion                             Class A, Class B and Class
                                                                                       C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.00%
AIM Mid Cap Basic Value Fund......  0.80% of the first             $   68,393,079      Waive advisory fee and/or
                                    billion; 0.75% over $1                             reimburse expenses on
                                    billion up to and                                  Class A, Class B and Class
                                    including $5 billion;                              C to extent necessary to
                                    0.70% of the excess over                           limit Total Operating
                                    $5 billion                                         Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.80%

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Asia Pacific Growth Fund......  0.95% of the first $500        $   88,741,097      Waive advisory fee and/or
                                    million;                                           reimburse expenses on
                                    0.90% of the excess over                           Class A, Class B and Class
                                    $500 million                                       C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.25%
AIM European Growth Fund..........  0.95% of the first $500        $  408,587,558      N/A
                                    million;
                                    0.95% of the excess over
                                    $500 million
AIM Global Aggressive Growth
  Fund............................  0.90% of the first $1          $  812,560,745      N/A
                                    billion; 0.85% of the
                                    excess over $1 billion
AIM Global Growth Fund............  0.85% of the first $1          $  576,920,957      N/A
                                    billion; 0.80% of the
                                    excess over $1 billion
AIM International Growth Fund.....  0.95% of the fist $1           $1,608,825,043      Waive 0.05% of the
                                    billion; 0.90% of the                              advisory fee on average
                                    excess over $1 billion                             net assets in excess of
                                                                                       $500 million
AIM European Small Company Fund...  0.95%                          $   21,342,399      Waive advisory fee and/or
                                                                                       reimburse expenses on
                                                                                       Class A, Class B and Class
                                                                                       C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.00%
AIM International Emerging Growth
  Fund............................  0.95%                          $   16,470,175      Waive advisory fee and/or
                                                                                       reimburse expenses on
                                                                                       Class A, Class B and Class
                                                                                       C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.00%

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM New Technology Fund...........  1.00%                          $   34,819,420      Waive advisory fee and/or
                                                                                       reimburse expenses on
                                                                                       Class A, Class B and Class
                                                                                       C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.00%
AIM Select Equity Fund............  0.80% of the first $150        $  497,933,298      N/A
                                    million;
                                    0.625% of the excess over
                                    $150 million
AIM Small Cap Equity Fund.........  0.85%                          $  281,390,536      N/A
AIM Premier Equity II Fund........  0.75%                          $   76,141,376      N/A
AIM V.I. Aggressive Growth Fund...  0.80% of first $150            $  104,046,601      N/A
                                    million; 0.625% of the
                                    excess over $150 million
AIM V.I. Basic Value Fund.........  0.725% of the first $500       $  202,513,473      Waive advisory fees of
                                    million;                                           Series I and II shares to
                                    0.70% of the next $500                             the extent necessary to
                                    million;                                           limit the expenses
                                    0.675% of the next $500                            (excluding 12b-1 plan
                                    million;                                           fees, if any, interest,
                                    0.65% in excess of $1.5                            taxes, dividend expense on
                                    billion                                            short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any) of each Series to
                                                                                       1.30%
AIM V.I. Capital Appreciation
  Fund............................  0.65% of first $250            $  786,930,877      N/A
                                    million; 0.60% of the
                                    excess over $250 million
AIM V.I. Capital Development
  Fund............................  0.75% of first $350            $   84,986,466      N/A
                                    million; 0.625% of the
                                    excess over $350 million
AIM V.I. Core Equity Fund.........  0.65% of first $250            $1,386,999,432      N/A
                                    million; 0.60% of the
                                    excess over $250 million
AIM V.I. Dent Demographic Trends
  Fund............................  0.85% of the first $2          $   38,244,830      Waive advisory fees of
                                    billion; 0.80% of the                              Series I and II shares to
                                    excess over $2 billion                             the extent necessary to
                                                                                       limit the expenses
                                                                                       (excluding 12b-1 plan
                                                                                       fees, if any, interest,
                                                                                       taxes, dividend expense on
                                                                                       short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any) of each Series to
                                                                                       1.30%

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM V.I. Growth Fund..............  0.65% of first $250            $  363,991,901      N/A
                                    million; 0.60% of the
                                    excess over $250 million
AIM V.I. International Growth
  Fund............................  0.75% of first $250            $  252,330,849      N/A
                                    million; 0.70% of excess
                                    over $250 million
AIM V.I. Mid Cap Core Equity
  Fund............................  0.725% of the firsts $500      $   69,484,798      Waive advisory fees of
                                    million;                                           Series I and II shares to
                                    0.70% of the next $500                             the extent necessary to
                                    million;                                           limit the expenses
                                    0.675% of the next $500                            (excluding 12b-1 plan
                                    million;                                           fees, if any, interest,
                                    0.65% in excess of $1.5                            taxes, dividend expense on
                                    billion                                            short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any) of each Series to
                                                                                       1.30%
AIM V.I. New Technology Fund......  1.00%                          $   14,647,745      Waive advisory fees of
                                                                                       Series I and II shares to
                                                                                       the extent necessary to
                                                                                       limit the expenses
                                                                                       (excluding 12b-1 plan
                                                                                       fees, if any, interest,
                                                                                       taxes, dividend expense on
                                                                                       short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any) of each Series to
                                                                                       1.30%
AIM Summit Fund...................  1.00% of the first $10         $1,455,914,877      N/A
                                    million;
                                    0.75% of the next $140
                                    million;
                                    0.625% in excess of $150
                                    million
AIM Opportunities I Fund..........  Base fee of 1.00%;             $  313,489,899      N/A
                                    maximum annual performance
                                    adjustment of +/-0.75%
AIM Opportunities II Fund.........  Base fee of 1.50%;             $  195,743,587      N/A
                                    maximum annual performance
                                    adjustment of +/- 1.00%
AIM Opportunities III Fund........  Base fee of 1.50%;             $  197,568,312      N/A
                                    maximum annual performance
                                    adjustment of +/- 1.00%
AIM Basic Value Fund..............  0.725% of first $500           $4,554,929,266      Waive advisory fees at the
                                    million; 0.70% of next                             annual rate of 0.025% for
                                    $500 million; 0.675% of                            each $5 billion increment,
                                    next $500 million; 0.65%                           up to a maximum waiver of
                                    of excess over $1.5                                0.175% on net assets in
                                    billion                                            excess of $35 billion

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Basic Value II Fund...........  0.75% of first $1 billion;     $      913,123      Waive advisory fee and/or
                                    0.70% of next $1 billion;                          reimburse expenses on
                                    0.65% of excess over $2                            Class A, Class B and Class
                                    billion                                            C to extent necessary to
                                                                                       limit Total Operating
                                                                                       Expenses (excluding
                                                                                       interest, taxes, dividends
                                                                                       on short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.75%
AIM Mid Cap Core Equity Fund......  0.725% on first $500           $1,741,929,034      N/A
                                    million; 0.70% on next
                                    $500 million; 0.675% on
                                    next $500 million; 0.65%
                                    on excess over $1.5
                                    billion
AIM Small Cap Growth Fund.........  0.725% on first $500           $  989,137,111      N/A
                                    million; 0.70% on next
                                    $500 million; 0.675% on
                                    next $500 million; 0.65%
                                    of excess over $1.5
                                    billion
AIM Global Financial Services
  Fund............................  0.975% on first $500           $  226,268,642      N/A
                                    million; 0.95% on next
                                    $500 million; 0.925% on
                                    next $500 million; 0.90%
                                    of excess over $1.5
                                    billion
AIM Global Health Care Fund.......  0.975% on first $500           $  767,768,706      N/A
                                    million; 0.95% on next
                                    $500 million; 0.925% on
                                    next $500 million; 0.90%
                                    of excess over $1.5
                                    billion
AIM Global Energy Fund............  0.975% on first $500           $   29,897,155      Expense
                                    million; 0.95% on next                             limitation -- Limit Total
                                    $500 million; 0.925% on                            Annual Operating Expenses
                                    next $500 million; 0.90%                           (excluding interest,
                                    of excess over $1.5                                taxes, dividend expense on
                                    billion                                            short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any): Class A, 2.00%
                                                                                       Class B, 2.50%
                                                                                       Class C, 2.50%
AIM Global Science and Technology
  Fund............................  0.975% on first $500           $  398,857,248      Expense
                                    million; 0.95% on next                             limitation -- Limit Total
                                    $500 million; 0.925% on                            Annual Operating Expenses
                                    next $500 million; 0.90%                           (excluding interest,
                                    of excess over $1.5                                taxes, dividend expense on
                                    billion                                            short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any): Class A, 2.00%
                                                                                       Class B, 2.50%
                                                                                       Class C, 2.50%

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Libra Fund....................  0.85% of first $1 billion;     $   5,304,209*      Expense
                                    0.80% of excess over $1                            limitation -- Limit Total
                                    billion                                            Annual Operating Expenses
                                                                                       (excluding interest,
                                                                                       taxes, dividend expense on
                                                                                       short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any): Class A, 1.80%
                                                                                       Class B, 2.45%
                                                                                       Class C, 2.45%
AIM Global Trends Fund............  0.975% on first $500           $  126,915,517      Expense
                                    million; 0.95% on next                             limitation -- Limit Total
                                    $500 million; 0.925% on                            Annual Operating Expenses
                                    next $500 million; 0.90%                           (excluding interest,
                                    of excess over $1.5                                taxes, dividend expense on
                                    billion                                            short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any): Class A, 2.00%
                                                                                       Class B, 2.50%
                                                                                       Class C, 2.50%

---------------

* As of semi-annual report, 4/30/03.

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Utilities Fund.

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Basic Balanced Fund...........  0.65% of the first $1          $   95,737,649      Waive advisory fee and/or
                                    billion; 0.60% over $1                             reimburse expenses on
                                    billion up to and                                  Class A, Class B and Class
                                    including $5 billion;                              C to extent necessary to
                                    0.55% of the excess over                           limit Total Operating
                                    $5 billion                                         Expenses (excluding
                                                                                       interests, taxes, dividend
                                                                                       son short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.50%
AIM Blue Chip Fund................  0.75% of the first $350        $2,903,854,053      Waive 0.025% of advisory
                                    million;                                           fee on each $5 billion
                                    0.625% of the excess over                          increment on net assets in
                                    $350 million                                       excess of $5 billion up to
                                                                                       a maximum waiver of 0.175%
                                                                                       on net assets in excess of
                                                                                       $35 billion

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Developing Markets Fund.......  0.975% of the first $500       $  157,833,643      Waive advisory fee and
                                    million;                                           reimburse expenses on
                                    0.95% over $500 million up                         Class A, Class B and Class
                                    to and including $1                                C to extent necessary to
                                    billion;                                           limit Total Operating
                                    0.925% over $1 billion up                          Expenses (excluding
                                    to and including $1.5                              interests, taxes, dividend
                                    billion;                                           son short sales,
                                    0.90% of the excess over                           extraordinary items and
                                    $1.5 billion                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 2.00%
AIM Diversified Dividend Fund.....  0.75% of the first $1          $   16,049,354      Waive advisory fee and/or
                                    billion;                                           reimburse expenses on
                                    0.70% over $1 billion up                           Class A, Class B and Class
                                    to and including $2                                C to extent necessary to
                                    billion;                                           limit Total Operating
                                    0.625% of the excess over                          Expenses (excluding
                                    $2 billion                                         interests, taxes, dividend
                                                                                       son short sales,
                                                                                       extraordinary items and
                                                                                       increases in expenses due
                                                                                       to expense offset
                                                                                       arrangements, if any) of
                                                                                       Class A shares to 1.75%
AIM Large Cap Basic Value Fund....  0.60% of the first $1          $  180,146,221      N/A
                                    billion;
                                    0.575% over $1 billion up
                                    to and including $2
                                    billion;
                                    0.55% of the excess over
                                    $2 billion
AIM Premier Equity Fund...........  0.80% of the first $150        $9,364,213,634      Waive 0.025% of advisory
                                    million;                                           fee on each $5 billion
                                    0.625% of the excess over                          increment on net assets in
                                    $150 million                                       excess of $5 billion up to
                                                                                       a maximum waiver of 0.175%
                                                                                       on net assets in excess of
                                                                                       $35 billion
AIM V.I. Blue Chip Fund...........  0.75% of the first $350        $   65,762,832      Waive advisory fees of
                                    million;                                           Series I and II shares to
                                    0.625% of the excess over                          the extent necessary to
                                    $350 million                                       limit the expenses
                                                                                       (excluding 12b-1 plan
                                                                                       fees, if any, interest,
                                                                                       taxes, dividend expense on
                                                                                       short sales, extraordinary
                                                                                       items and increases in
                                                                                       expenses due to expense
                                                                                       offset arrangements, if
                                                                                       any) of each Series to
                                                                                       1.30%
AIM V.I. Premier Equity Fund......  0.65% of the first $250        $1,530,358,905      N/A
                                    million;
                                    0.60% of the excess over
                                    $250 million

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Treasurer's Money Market Reserve Fund.

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM V.I. Money Market Fund........  0.40% of the first $250       $   127,367,060      N/A
                                    million;
                                    0.35% of the excess over
                                    $250 million
Liquid Assets Portfolio...........  0.15%                         $37,318,945,505      Waive 0.075% of advisory
                                                                                       fee on average net assets
Prime Portfolio...................  0.15%                         $ 7,941,409,852      Waive 0.075% of advisory
                                                                                       fee on average net assets
Government & Agency Portfolio.....  0.10%                         $ 2,802,914,062      Limit Total Operating
                                                                                       Expenses (excluding Rule
                                                                                       12b-1 distribution plan
                                                                                       fees, if any, interest
                                                                                       expense, taxes and
                                                                                       extraordinary items and
                                                                                       indirect expenses
                                                                                       resulting from expense
                                                                                       offset arrangements, if
                                                                                       any,) to 0.12%
Treasury Portfolio................  0.15%                         $ 8,109,819,658      Waive 0.075% of advisory
                                                                                       fee on average net assets
Government TaxAdvantage
  Portfolio.......................  0.20% of the first $250       $   234,741,982      Limit Total Operating
                                    million;                                           Expenses (excluding Rule
                                    0.15% over $250 million up                         12b-1 distribution plan
                                    to and including $500                              fees, if any, interest
                                    million;                                           expense, taxes and
                                    0.10% of the excess over                           extraordinary items and
                                    $500 million                                       indirect expenses
                                                                                       resulting from expense
                                                                                       offset arrangements, if
                                                                                       any,) to 0.13%
AIM Money Market Fund.............  0.55% of the first $1         $ 1,958,803,442      N/A
                                    billion;
                                    0.50% of the excess over
                                    $1 billion

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as INVESCO Treasurer's Tax-Exempt Reserve Fund.

                                                                                          FEE WAIVER, EXPENSE
                                                                TOTAL NET ASSETS FOR   LIMITATIONS AND/OR EXPENSE
                                           ANNUAL RATE           THE MOST RECENTLY       REIMBURSEMENTS FOR THE
                                     (BASED ON AVERAGE DAILY      COMPLETED FISCAL      MOST RECENTLY COMPLETED
NAME OF FUND                               NET ASSETS)             PERIOD OR YEAR        FISCAL PERIOD OR YEAR
------------                         -----------------------    --------------------   --------------------------
AIM Tax-Exempt Cash Fund..........  0.35%                          $   66,342,058      N/A
AIM Tax-Free Intermediate Fund....  0.30% of the first $500        $  568,999,163      N/A
                                    million;
                                    0.25% of the next $500
                                    million;
                                    0.20% over $1 billion
Cash Reserve Portfolio............  0.25% of the first $500        $2,456,561,889      Limit Total Operating
                                    million;                                           Expenses (excluding Rule
                                    0.20% over $500 million                            12b-1 distribution plan
                                                                                       fees, if any, interest,
                                                                                       taxes, director's fees,
                                                                                       federal registration fees,
                                                                                       extraordinary items and
                                                                                       indirect expenses
                                                                                       resulting from expense
                                                                                       offset arrangements, if
                                                                                       any) to 0.22%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by each Fund under the proposed advisory agreement.

NAME OF COMPANY AND FUND                        ANNUAL RATE (BASED ON AVERAGE DAILY NET ASSETS)
------------------------                        -----------------------------------------------
INVESCO COMBINATION STOCK & BONDS FUNDS, INC.
INVESCO Core Equity Fund.....................   0.60% of the first $350 million;
                                                0.55% of the next $350 million;
                                                0.50% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next 2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Total Return Fund....................   0.75% of the first $500 million;
                                                0.65% of the next $500 million;
                                                0.50% over $1 billion up to $2 billion;
                                                0.45% over $2 billion up to $4 billion;
                                                0.40% over $4 billion up to $6 billion;
                                                0.375% over $6 billion up to $8 billion;
                                                0.35% over $8 billion
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO Advantage Global Health Sciences
  Fund.......................................   1.50% of all assets(1)
INVESCO SECTOR FUNDS, INC.
INVESCO Energy Fund..........................   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Financial Services Fund..............   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Gold & Precious Metals Fund..........   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion

NAME OF COMPANY AND FUND                        ANNUAL RATE (BASED ON AVERAGE DAILY NET ASSETS)
------------------------                        -----------------------------------------------
INVESCO Health Sciences Fund.................   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Leisure Fund.........................   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Technology Fund......................   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO Utilities Fund.......................   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO STOCK FUNDS, INC.
INVESCO Dynamics Fund........................   0.60% of the first $350 million;
                                                0.55% of the next $350 million;
                                                0.50% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.37% of the next $2 billion 0.35% of the
                                                excess over $8 billion
INVESCO Mid Cap Growth Fund..................   1.00 of average daily net asset
INVESCO Small Company Growth Fund............   0.75% of the first $350 million;
                                                0.65% of the next $350 million;
                                                0.55% of the next $1.3 billion;
                                                0.45% of the next $2 billion;
                                                0.40% of the next $2 billion;
                                                0.375% of the next $2 billion;
                                                0.35% of the excess over $8 billion
INVESCO S&P 500 Index Fund...................   0.25% of all assets
INVESCO TREASURER'S SERIES FUNDS, INC.
INVESCO Treasurer's Money Market Reserve
  Fund.......................................   0.25% of all assets
INVESCO Treasurer's Tax-Exempt Reserve Fund..   0.25% of all assets

---------------

(1) As compensation for its services to the Funds, INVESCO Funds Group receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage Global Health Sciences Fund is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For this Fund the Base Fee will be adjusted, on a monthly basis
    (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index" and the Morgan Stanley Health Care Product Index for Advantage Health Sciences
    Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO Funds Group will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage Global Health Sciences Fund. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Health Sciences Fund.

                                   EXHIBIT M

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                       INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"). The business address of the principal executive officer and directors of INVESCO Institutional is One Midtown Plaza, 1360 Peachtree Street, NE, Atlanta, Georgia, 30309.

NAME                           POSITION WITH INVESCO INSTITUTIONAL       PRINCIPAL OCCUPATION
----                           -----------------------------------       --------------------
John D. Rogers...............  Director, Chairman, President and     Chief Executive Officer,
                               Chief Executive Officer               AMVESCAP PLC -- INVESCO
                                                                     Division
David A. Hartley.............  Director and Chief Financial          Chief Financial Officer,
                               Officer                               INVESCO Division

                                   EXHIBIT N

          PROPOSED COMPENSATION TO INVESCO INSTITUTIONAL (N.A.), INC.

     AIM proposes to pay INVESCO Institutional (N.A.), Inc., as full compensation for all investment advisory services rendered to your Fund, a sub-advisory fee. Such fee shall be computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.

                                   EXHIBIT O

      ADVISORY FEE SCHEDULES FOR OTHER INVESCO INSTITUTIONAL (N.A.), INC.
                           ADVISED TYPES OF ACCOUNTS

     The following table provides information with respect to the annual advisory fee rates paid to INVESCO Institutional (N.A.), Inc. by certain types of accounts that have a similar investment objective as INVESCO Core Equity Fund, INVESCO Advantage Global Health Sciences Fund, INVESCO Dynamics Fund, INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold & Precious Metals Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Mid-Cap Growth Fund, INVESCO S&P 500 Index Fund, INVESCO Technology Fund, INVESCO Total Return Fund and INVESCO Utilities Fund.

INVESCO Capital Management Group ("ICM")........  The fees for investment advisory services offered by this Group vary, with all fees being negotiable
                                                  beyond the minimum fee of $50,000. The following is
                                                  a representative fee schedule for ICM's services
                                                  for equity or balanced account management: 0.75% on
                                                  the first $10 million dollars of assets under
                                                  management; 0.50% on the next $10 million; and
                                                  0.25% thereafter. Break points in pricing are
                                                  offered as the total amount of assets under
                                                  management increases.
INVESCO National Asset Management ("NAM").......  NAM Division's basic annual fee is as follows: For
                                                  Core Multiple Attribute Equity, Growth Multiple
                                                  Attribute Equity, and Premier Growth Multiple
                                                  Attribute Equity accounts, .75 of 1% of the market
                                                  value of assets up to $10 million, .50 of 1% of the
                                                  market value of assets on the next $40 million, .40
                                                  of 1% of the market value of assets on the next $50
                                                  million, and .25 of 1% of the market value of
                                                  assets above $100 million. For Mid Cap Multiple
                                                  Attribute Equity and Growth Mid Cap Multiple
                                                  Attribute Equity accounts, .85 of 1% of the market
                                                  value of assets up to $10 million, .60 of 1% of the
                                                  market value of assets on the next $40 million, .50
                                                  of 1% of the market value of assets on the next $50
                                                  million, and .35 of 1% of the market value of
                                                  assets above $100 million. For balances accounts,
                                                  .65 of 1% of the market value of assets up to $10
                                                  million, .40 of 1% of the market value of assets on
                                                  the next $40 million, .30 of 1% of the market value
                                                  of assets on the next $50 million, and .20 of 1% of
                                                  the market value of assets above $100 million. The
                                                  NAM Division reserves the right to negotiate fees
                                                  from the above schedules.
                                                  The NAM Groups serves as an adviser or sub-adviser
                                                  to mutual funds. The fees for such services are
                                                  negotiated separately.

INVESCO Structured Products   STRUCTURED EQUITY                   ENHANCED INDEX
  Group ("SPG").............  0.60% on the first $25,000,000      0.30% on the first $25,000,000
                              0.45% on the next $25,000,000       0.25% on the next $50,000,000
                              0.35% on the next $50,000,000       0.20% on the next $125,000,000
                              0.25% on the next $300,000,000      0.10% on the next $300,000,000
                              0.10% thereafter                    0.05% thereafter
                              MARKET NEUTRAL (BASE FEE):          TAA
                              0.30% on the first $50,000,000      0.75% on the first $10,000,000
                              0.20% on the next $100,000,000      0.50% on the next $25,000,000
                              0.10% thereafter                    0.35% on the next $65,000,000
                              MARKET NEUTRAL (PERFORMANCE FEE):   0.30% on the next $150,000,000
                              Hurdle agreed upon benchmark        0.20% on the next $300,000,000
                              Percent Profit Share      20%       0.10% on the next $450,000,000
                                                                  0.05% thereafter

FEE COMPUTATION AND RELATED MATTERS

Fees may be negotiated on a basis that differs from the schedules above, if circumstances warrant. Such circumstances may include, without limitation, specialized guidelines for the products listed in the basic fee schedule, performance fee arrangements entered into with a particular client (consistent with the requirements of applicable law, including the Investment Advisers Act of 1940, as amended, and ERISA), clients with multiple accounts or relationships with Registrant and its affiliates, off-shore relationships, and account size. Fee schedules for the SPG products for institutional accounts are typically negotiated individually with institutional clients.

INVESCO Multiple Asset Strategies Group
  ("MAS").......................................  Fees for the Global Balanced product family vary depending on mandate complexity. All fees are
                                                  negotiable above a minimum fee of $150,000. The
                                                  following is a representative fee schedule for MAS
                                                  services: 0.80% on the first $25 million of assets
                                                  under management; 0.60% on the next $25 million;
                                                  0.50% on the next $50 million; and negotiable
                                                  thereafter. The group also negotiates
                                                  performance-based fees.

                                                                      APPENDIX I

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                     APPENDIX II

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10.  Allocation of Costs and Expenses.

          (a) The Advisor hereby agrees that it shall pay on behalf of the Trust and the Funds all of the expenses incurred by the Trust and the Funds, as applicable, in connection with their operations except for such transfer agency, subaccounting, recordkeeping, and administrative services which are to be provided by the Advisor or an affiliate of the Advisor under separate transfer agency and administrative services agreements between the Fund and the Advisor or affiliate, as applicable, which are or have been approved by the Board of Trustees, including all of the independent trustees. At the Trust's request the Advisor shall also furnish to the Trust, at the expense of the Advisor, such competent executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Board of Trustees. These services will include, among other things, the maintenance (but not preparation) of the Trust's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the SEC and Trust shareholders. The Advisor also will furnish, at the Advisor's expense, such office space, equipment and facilities as may be reasonably requested by the Trust from time to time. Without limiting the generality of the foregoing, such costs and expenses payable by the Advisor include the following, unless the Board of Trustees approves any of the following costs and expenses being paid directly by the Funds:

             (1) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, independent pricing services and legal counsel for the Trust or for any Fund;

             (2) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or any Fund to Federal, state, county, city, or other governmental agents;

             (3) the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the SEC or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

             (4) the compensation and expenses of the trustees of the Trust;

             (5) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and trustees' meetings;

             (6) all costs, fees or other expenses arising in connection with the organization and filing of the Trust's Certificate of Trust including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any State and the approval of the Trust's operations by any other Federal or State authority;

             (7) the expenses of repurchasing and redeeming shares of the Trust;

             (8) insurance premiums;

             (9) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust and any Fund; and

             (10) premiums for the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder.

     Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Trust or such Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

          (b) Except to the extent required by law to be paid by the Advisor, the Trust shall pay the following costs and expenses:

             (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or any Fund in connection with securities transactions to which the Trust or any Fund is a party or in connection with securities owned by the Trust or any Fund; and

             (2) the interest on indebtedness, if any, incurred by the Trust or any Fund.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                    APPENDIX III

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of           , 200 , between A I M Advisors, Inc.
hereinafter "Adviser," 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and [INVESCO Institutional (N.A.), Inc.] hereinafter "Sub-Adviser," 1360 Peachtree Street, N.E., Suite 100 Atlanta, Georgia 30309.

     WHEREAS:

     A) Adviser has entered into an investment advisory agreement with [Registrant] (hereinafter "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) Sub-Adviser represents that it is licensed under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser and engages in the business of acting as an investment adviser;

     C) Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with Adviser.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser as Sub-Adviser of each Fund for the period and on the terms set forth herein. Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  Duties as Sub-Adviser.

     (a) Subject to the supervision of the Trust's Board of Trustees ("Board") and Adviser, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management, with respect to all or a portion of the securities and investments and cash equivalents of the Fund (the "Sub-Advised Assets"), such Sub-Advised Assets to be determined by the Adviser. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Sub-Advised Assets of each Fund, and the brokers and dealers through whom trades will be executed.

     (b) The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, Adviser's other clients, or Sub-Adviser's other clients with research, analysis, advice and similar services. The Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and the Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     (c) The Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and Adviser with such periodic and special reports as
                                      III-1
the Board or Adviser reasonably may request. Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

     3. Further Duties. In all matters relating to the performance of this Contract, Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations. Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the 1940 Act and the investment objective(s) and policies as stated in the prospectuses and statements of additional information.

     4. Services Not Exclusive. The services furnished by Sub-Adviser hereunder are not to be deemed exclusive and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5.  Compensation.

     (a) For the services provided to a Fund under this Contract, Adviser will pay Sub-Adviser a fee, computed daily and paid monthly, at the rate of 40% of the Adviser's compensation on the Sub-Advised Assets per year, on or before the last business day of the next succeeding calendar month.

     (b) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     6. Fee Waivers and Expense Limitations. If, for any fiscal year of the Trust, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable hereunder to the Sub-Adviser shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, the Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the sub-advisory fee hereunder bears to the advisory fee under this Contract.

     7.  Limitation of Liability of Sub-Adviser and
Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

     8.  Duration and Termination.

     (a) This Contract shall become effective upon the date hereabove written, provided that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in

                                      III-2
person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall
continue in force and effect until           , 200 . Thereafter, if not
terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to Sub-Adviser; or (ii) by the Adviser on sixty days' written notice to Sub-Adviser; or (iii) by the Sub-Adviser on sixty days' written notice to the Trust. Termination of this Contract with respect to one Fund shall not affect the continued effectiveness of this Contract with respect to any other Fund. This Contract will automatically terminate in the event of its assignment.

     9. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     10. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of the Sub-Adviser shall be 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

     11. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     12. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                                      III-3

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                                   [INVESCO INSTITUTIONAL (N.A.), INC.]
Adviser                                                Sub-adviser
By:                                                    By:
    -------------------------------------------------      -------------------------------------------------
Name:                                                  Name:
       ----------------------------------------------         ----------------------------------------------
Title:                                                 Title:
      -----------------------------------------------        -----------------------------------------------

                                      III-4

                                   EXHIBIT A
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

                                      FUND

                                 [To Be Added]

                                      III-5

                                                                     APPENDIX IV

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
                                                  ---------------------------------------------
-------------------------------------------

                                              Title:
                                                    -------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
                                                  ---------------------------------------------
-------------------------------------------

                                              Title:
                                                    -------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

     INVESCO Advantage Fund into AIM Opportunities III Fund

     INVESCO Growth Fund into AIM Large Cap Growth Fund

     INVESCO Growth & Income Fund into AIM Blue Chip Fund

     INVESCO European Fund into AIM European Growth Fund

     AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund

     AIM New Technology Fund into INVESCO Technology Fund

     AIM Global Science and Technology Fund into INVESCO Technology Fund

     INVESCO Telecommunications Fund into INVESCO Technology Fund

     AIM Global Financial Services Fund into INVESCO Financial Services Fund

     AIM Global Energy Fund into INVESCO Energy Fund

     AIM Global Utilities Fund into INVESCO Utilities Fund

     INVESCO Real Estate Opportunity Fund into AIM Real Estate Fund

     INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

     INVESCO High Yield Fund into AIM High Yield Fund

     INVESCO Select Income Fund into AIM Income Fund

     INVESCO U.S. Government Securities Fund into AIM Intermediate Government
     Fund

     INVESCO Cash Reserves Fund into AIM Money Market Fund

     INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

     INVESCO Balanced Fund into INVESCO Total Return Fund

     INVESCO Value Equity Fund into AIM Large Cap Basic Value Fund

     AIM Premier Equity Fund II into AIM Premier Equity Fund